As filed with the Securities and Exchange Commission on June 26, 1998
                                                           File Nos. 333-18737
                                                                     811-07989


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Post-Effective Amendment No. 4


                                      and


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 6


                            METROPOLITAN WEST FUNDS
            (Exact Name of Registrant as Specified in its Charter)

                       10880 Wilshire Blvd., Suite 2020
                         Los Angeles, California 90024
                    (Address of Principal Executive Office)

                                (310) 446-7727
             (Registrant's Telephone Number, Including Area Code)

                              Scott B. Dubchansky
                       10880 Wilshire Blvd., Suite 2020
                         Los Angeles, California 90024
                    (Name and Address of Agent for Service)
                         ----------------------------


     It is proposed that this filing will become effective:
____ immediately upon filing pursuant to Rule 485(b)

 x   on June 29, 1998, pursuant to Rule 485(b)
----
     60 days after filing pursuant to Rule 485(a)(1)
---
     75 days after filing pursuant to Rule 485(a)(2)
---
    on _____________, pursuant to Rule 485(a)
---





                                  ----------

                    Please Send Copy of Communications to:


                             DAVID A. HEARTH, ESQ.
                     Paul, Hastings, Janofsky & Walker LLP
                             345 California Street
                     San Francisco, California 94104-2635
                                (415) 835-1600

                            METROPOLITAN WEST FUNDS


                      CONTENTS OF REGISTRATION STATEMENT

This registration statement contains the following documents:

            Facing Sheet

            Contents of Registration Statement

            Cross - Reference Sheets for Metropolitan West Funds

            Part A - Combined Prospectus for


                   METROPOLITAN WEST TOTAL RETURN BOND FUND
                   METROPOLITAN WEST LOW DURATION BOND FUND
                   METROPOLITAN WEST SHORT-TERM INVESTMENT FUND
                   METROPOLITAN WEST ALPHATRAK 500 FUND



            Part B - Combined Statement of Additional Information for


                   METROPOLITAN WEST TOTAL RETURN BOND FUND
                   METROPOLITAN WEST LOW DURATION BOND FUND
                   METROPOLITAN WEST SHORT-TERM INVESTMENT FUND
                   METROPOLITAN WEST ALPHATRAK 500 FUND



            Part C - Other Information

            Signature Page

            Exhibits

                            METROPOLITAN WEST FUNDS

                            CROSS REFERENCE SHEETS

                                   FORM N-1A

                  PART A: INFORMATION REQUIRED IN PROSPECTUS
                  ------------------------------------------

               (COMBINED PROSPECTUS FOR METROPOLITAN WEST FUNDS)


                   Metropolitan West Total Return Bond Fund
                   Metropolitan West Low Duration Bond Fund
                 Metropolitan West Short-Term Investment Fund
                     Metropolitan West AlphaTrak 500 Fund




                                         LOCATION IN THE
N-1A                                     REGISTRATION STATEMENT
ITEM NO.     ITEM                        BY HEADING
--------     ----                        ----------

1.           Cover Page                  Cover Page

2.           Synopsis                    "Summary of Expenses and Example" and "Prospectus Summary"

3.           Condensed Financial         "Financial Highlights": Total Return Bond Fund; Low Duration Bond Fund
             Information

4.           General Description         Cover Page, "Prospectus Summary," "Investment Objectives and Policies,"
             of Registrant               "Securities and Techniques Used by the Funds," "Investment Risks," "Principal
                                         Investment Restrictions," and "Organization and Management"

5.           Management of               "Investment Objectives and Policies," "Securities and Techniques Used by the
             the Fund                    Funds," "Organization and Management" and "How to Purchase Shares"

5A.          Management's Discussion     Not Applicable
             of Fund Performance

6.           Capital Stock and           "Organization and Management," "Dividends and Tax Status" and "General
             Other Securities             Information"

7.           Purchase of Securities      "How to Purchase Shares," "How to Redeem Shares"
             Being Offered

8.           Redemption or               "How to Redeem Shares"
             Repurchase

9.           Pending Legal               Not Applicable
             Proceedings


                        PART B: INFORMATION REQUIRED IN
                      STATEMENT OF ADDITIONAL INFORMATION
                      -----------------------------------

  (COMBINED STATEMENT OF ADDITIONAL INFORMATION FOR METROPOLITAN WEST FUNDS)


                   Metropolitan West Total Return Bond Fund
                   Metropolitan West Low Duration Bond Fund
                 Metropolitan West Short-Term Investment Fund
                     Metropolitan West AlphaTrak 500 Fund




                                             LOCATION IN THE
N-1A                                         REGISTRATION STATEMENT
ITEM NO.     ITEM                            BY HEADING
--------     ----                            ----------


10.          Cover Page                      Cover Page

11.          Table of Contents               Table of Contents

12.          General Information              Cover Page and "Management"
             and History

13.          Investment Objectives           "Investment Objectives and
             Policies"

14.          Management of the               "Management"
             Registrant

15.          Control Persons and             "Management" and "General
             Principal Holders of             Information About the Trust"
             Securities

16.           Investment Advisory            "Management"
             and Other Services

17.          Brokerage Allocation            "Management"

18.          Capital Stock and               "General Information About the
             Other Securities                Trust"

19.          Purchase, Redemption            "Net Asset Value"
             and Pricing of
             Securities Being Offered

20.          Tax Status                      "Dividends and Tax Status"

21.          Underwriters                    "Distributor"

22.          Calculation of                  "Performance Information"
             Performance Data

23.          Financial Statements            "Financial Statements"

         ------------------------------------------------------------

                                    PART A

                              COMBINED PROSPECTUS

                            METROPOLITAN WEST FUNDS
                            -----------------------


                   Metropolitan West Total Return Bond Fund
                   Metropolitan West Low Duration Bond Fund
                 Metropolitan West Short-Term Investment Fund
                     Metropolitan West AlphaTrak 500 Fund


         ------------------------------------------------------------

METROPOLITAN WEST FUNDS                                               PROSPECTUS
10880 WILSHIRE BOULEVARD
SUITE 2020
LOS ANGELES, CALIFORNIA 90024                                      JUNE 29, 1998


==============================================================================


METROPOLITAN WEST FUNDS (THE "TRUST"), IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY CONSISTING OF FOUR SEPARATE DIVERSIFIED PORTFOLIOS (THE "FUNDS"), EACH OF WHICH IS A SEPARATE MUTUAL FUND.


TOTAL RETURN BOND FUND

Seeks to maximize long-term total return. The Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund's dollar-weighted average maturity will exceed its portfolio duration.

LOW DURATION BOND FUND

Seeks to maximize current income, consistent with preservation of capital. Capital appreciation is a secondary consideration of the Fund. The Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund's dollar-weighted average maturity will exceed its portfolio duration.



SHORT-TERM INVESTMENT FUND

Seeks to maximize current income, consistent with the preservation of capital. Capital appreciation is a secondary consideration of the Fund. The Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to one year. The Fund's dollar-weighted average maturity will exceed its portfolio duration.


ALPHATRAK 500 FUND

Seeks to achieve a total return that exceeds the total return of the Standard & Poor's 500 Index ("S&P 500 Index"). The Fund invests in S&P 500 Index futures contracts backed by a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund's dollar-weighted average maturity will exceed its portfolio duration.


--------------------------------------------------------------------------------



This Prospectus provides you with the basic information you should know before investing in any of the Funds. You should read it and keep it for future reference. A Statement of Additional Information dated June 29, 1998, as may be revised, containing additional information about the Trust and each Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may obtain a copy of the Statement of Additional Information without charge by calling (800) 241-4671 or writing to the Funds at 10880 Wilshire Boulevard, Suite 2020, Los Angeles, California 90024. If you are viewing the electronic version of this prospectus through an online computer service, you may request a printed version free of charge by calling (800) 241-4671.

Information about the Funds may be obtained through the following Internet address: www.mws.com.


Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are they federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment in a Fund's shares involves risk, including the possible loss of principal.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


There can be no assurance that the investment objective of any Fund will be achieved.


Metropolitan West Funds
10880 Wilshire Boulevard, Suite 2020
Los Angeles, California 90024
(310) 446-7727
June 29, 1998

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------



SUMMARY OF EXPENSES..........................................................3

FINANCIAL HIGHLIGHTS.........................................................4

ADVISER INVESTMENT RETURNS...................................................5

PROSPECTUS SUMMARY...........................................................6


INVESTMENT OBJECTIVES AND POLICIES...........................................7

SECURITIES AND TECHNIQUES USED BY THE FUNDS.................................11

PRINCIPAL INVESTMENT RESTRICTIONS...........................................16

ORGANIZATION AND MANAGEMENT.................................................17

HOW TO PURCHASE SHARES......................................................20

HOW TO REDEEM SHARES........................................................21

DIVIDENDS AND TAX STATUS....................................................22

PERFORMANCE INFORMATION.....................................................23

GENERAL INFORMATION.........................................................24

APPENDIX -- DESCRIPTION OF RATINGS..........................................24



The application for investing in the Metropolitan West Funds is included in this prospectus.

--------------------------------------------------------------------------------

                              SUMMARY OF EXPENSES
--------------------------------------------------------------------------------



         The following information is provided in order to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Funds. These are the expenses, including the estimated other expenses, of each Fund for the first full year of operations. Please note that the expenses for the AlphaTrak 500 Fund include the basic, maximum and minimum management fees payable to Metropolitan West Asset Management, LLC (the "Adviser") under the Fund's Investment Advisory Agreement.

SHAREHOLDER TRANSACTION EXPENSES

         Maximum Sales Load Imposed on Purchases.................................None
         Maximum Sales Load Imposed on Reinvested Dividends......................None
            Deferred Sales Load..................................................None
            Redemption Fees .....................................................None
            Exchange Fees........................................................None

Investment dealers and other firms may independently charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

Shareholders effecting transactions via wire transfer may be required to pay fees, including the wire fee and other fees, that will be deducted directly from redemption proceeds.

ANNUAL FUND OPERATING EXPENSES*
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                  Total          Low         Short-Term      AlphaTrak     AlphaTrak     AlphaTrak
                                                 Return       Duration       Investment       500 Fund     500 Fund      500 Fund
                                                Bond Fund     Bond Fund          Fund          (basic)     (maximum)     (minimum)
                                                ---------     ---------          ----          -------     ---------     ---------
Management fees**.............................    .55%          .48%            .40%            .35%         .70%           --%
Rule 12b-1 expenses***........................    None          None            None            None         None          None
Other expenses after expense reimbursement....    .10%          .10%            .10%            .20%         .20%          .20%
                                                  ----          ----            ----            ----         ----          ----
Total Fund operating expenses after expense
   reimbursement..............................    .65%          .58%            .50%            .55%         .90%          .20%
                                                  ====          ====            ====            ====         ====          ====



------------------


       *Expenses for the Total Return Bond Fund and Low Duration Bond Fund are based on actual expenses and expense limitations for the fiscal year ended March 31, 1998. Expenses for the other Funds are estimated. Although not required to do so, the Adviser has agreed to limit the annual operating expenses of the Total Return Bond Fund to .65%, the Low Duration Bond Fund to
 .58%, the Short-Term Investment Fund to .50% and the AlphaTrak 500 Fund (by limiting "other expenses" to .20% and assuming the maximum management fee) to
 .90% of each Fund's respective average net assets. The ratios of total operating expenses to average net assets before the Adviser's voluntary limitation were as follows for the Funds that have commenced operations: Total Return Bond Fund - 1.99% (1.44% other expenses); and Low Duration Bond Fund -
 .93% (.45% other expenses). Absent the voluntary limitation, the ratios of total operating expenses to average net assets are estimated as follows for the Funds that have not commenced operations as of this date: Short-Term Investment Fund - .90% (.50% other expenses); and AlphaTrak 500 Fund - .95% (.60% other expenses, assuming the basic fee applies without adjustment). In subsequent years, overall operating expenses for each Fund may not fall below the applicable percentage limitation until the Adviser has been fully reimbursed for fees reduced or expenses paid it under the Investment Advisory Agreement. Each Fund will reimburse the Adviser in the three following years if operating expenses (before reimbursement) are less than the applicable percentage limitation charged to the Fund.

      ** The management fee paid to the Adviser for providing advisory services to the AlphaTrak 500 Fund consists of a basic annual fee of .35% of the Fund's average net assets and a performance adjustment. The actual fee paid to the Adviser may be higher or lower than the basic fee. See "Management Fees" for additional information about the fee calculation.


    *** The Funds have adopted a Rule 12b-1 plan to pay for distribution expenses. The Funds may charge up to an annual rate of .25% of average net assets. Currently, the Board of Trustees of the Trust is waiving these fees for the Funds and the Adviser is paying for distribution expenses out of its own resources.

--------------------------------------------------------------------------------

EXAMPLE
--------------------------------------------------------------------------------


You would pay the following expenses on a $1,000 investment, assuming:


(1) 5% annual return; and                          Return       Duration     Investment      500 Fund      500 Fund        500 Fund
(2) redemption at the end of each time period     Bond Fund     Bond Fund        Fund         (basic)      (maximum)       (minimum)
                                                 -----------   -----------  ------------    ----------     ---------       ---------


One Year........................................     $ 7           $ 6          $ 5            $ 6          $  9            $  2
Three Years.....................................     $21           $19          $16            $18           $29             $ 6
Five Years .....................................     $37           $32           NA             NA            NA              NA
Ten Years ......................................     $84           $72           NA             NA            NA              NA


The example assumes that the Adviser will limit the annual operating expenses of each Fund to the total shown. The example should not be considered a representation of past or future expenses; actual Fund expenses may be greater or less than those shown. The assumption in the Example of a 5% annual return is required by regulations of the Securities and Exchange Commission applicable to all mutual funds and does not represent the projected or actual performance of any Fund. See "Organization and Management."

--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



The following financial information for the period ended March 31, 1998 was audited by Deloitte & Touche LLP, whose report, dated May 13, 1998, appears in the 1998 Annual Report of the Funds.

SELECTED PER-SHARE DATA FOR THE YEAR ENDED MARCH 31, 1998:          Total Return Bond Fund            Low Duration Bond Fund
                                                                    ----------------------            ----------------------

Net asset value, beginning of period                                         $10.00                             $10.00
                                                                             ------                             ------

Income from Investment Operations:
     Net investment income                                                    0.73                               0.65
     Net realized and unrealized gain on investments                          0.60                               0.19
                                                                              ----                               ----
     Total from investment operations                                         1.33                               0.84
                                                                              ----                               ----

Less Distributions:
     Dividends from net investment income                                    (0.73)                             (0.65)
     Distributions from net capital gains on investments                     (0.11)                             (0.01)
                                                                             ------                            ------
     Total distributions                                                     (0.84)                             (0.66)
                                                                             ------                            ------


Net asset value, end of period                                               $10.49                            $10.18
                                                                             ======                            ======

Total return                                                                 13.71%                              8.71%

Ratios/Supplemental Data:
     Net assets, end of period (in thousands)                              $24,983                           $135,313
     Ratio of Expenses to Average Net Assets:
         Before expense reimbursement                                         1.99%                              0.93%
         After expense reimbursement                                          0.65%                              0.58%
     Ratio of Net Income to Average Net Assets:
         Before expense reimbursement                                         6.05%                              6.37%
         After expense reimbursement                                          7.39%                              6.72%
     Portfolio turnover rate                                                   225%                               102%

--------------------------------------------------------------------------------

                          ADVISER INVESTMENT RETURNS
--------------------------------------------------------------------------------

LOW DURATION ASSETS


Set forth in the table below is certain performance data provided by the Adviser relating to a performance record of the Adviser for at least six investment advisory accounts (the "Low Duration Accounts"), during the period August 1, 1996 through December 31, 1996, utilizing the specific investment approach specified for the Low Duration Bond Fund under "Investment Objectives and Policies." The Low Duration Accounts constitute all of the accounts managed by the Adviser that have an identical or substantially similar investment objective or investment approach as the Low Duration Bond Fund. The Low Duration Accounts were not subject to the same types of expenses to which the Low Duration Bond Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Low Duration Bond Fund by the Investment Company Act of 1940, as amended. From May 18, 1993 through July 31, 1996 performance data is for the Hotchkis and Wiley Low Duration Bond Fund that Tad Rivelle and Laird Landmann, now Managing Director-Chief Investment Officer and Managing Director of the Adviser, respectively, personally managed in their capacities as principals and Co-Directors of Fixed Income for Hotchkis and Wiley. The Low Duration Accounts and the Hotchkis and Wiley Low Duration Bond Fund are collectively called the "Low Duration Assets." The Low Duration Assets have been managed with investment objectives and investment policies and strategies substantially similar to those to be employed by Mr. Rivelle and Mr. Landmann in managing the Low Duration Bond Fund. The results presented are not intended to predict or suggest the return to be experienced by the Low Duration Bond Fund or the return an investor might achieve by investing in the Low Duration Bond Fund. Investors should not rely on the following performance data as an indication of future performance of the Adviser or of the Low Duration Bond Fund.



                      TOTAL RETURN OF LOW DURATION ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    AUGUST 1,    JANUARY
                                                                      1996-         1,                YEAR ENDED DECEMBER 31,
                                                                     DECEMBER     1996-            --------------------------
                                                          1996         31,       JULY 31,
                                                       (FULL YEAR)     1996*       1996          1995           1994         1993**
                                                       -----------  ----------  ----------    ----------     ----------   ---------
Low Duration Assets...................................    6.67%       3.89%       2.68%         12.75%         5.23%          7.14%
Performance Record
Merrill Lynch 1-3 Year U.S. Treasury Index............    4.98%       3.19%       1.75%         11.00%         0.57%          2.62%


-----------------------------------------------------------------------------------------------------------------------------------


* Performance results, for this period are for Low Duration Accounts which Mr. Rivelle and Mr. Landmann personally managed for
Metropolitan West Securities, Inc., an affiliate of the Adviser, while the Adviser was in formation.

** From May 18, 1993

Please read the following important notes concerning the Low Duration Assets.

1. Performance before August 1, 1996 was calculated using the standard total return formula required by the Securities and Exchange Commission ("SEC") for all mutual funds.

2. The results for the Low Duration Accounts reflect both income and capital appreciation or depreciation (total return). Returns are time-weighted and net of all applicable fees and expenses.

3. Annual rate of return for the Low Duration Accounts is calculated using the modified Dietz method, which is defined as the portfolio gain (including all realized and unrealized gains and losses as well as all income) over the average capital for the period. Average capital is the beginning market value plus/minus weighted subscriptions/redemptions. Calculation is done monthly, but is subject to revaluation during the month when there is a cash flow that exceeds 10% of the beginning market value of the Low Duration Accounts.


4. The Merrill Lynch 1 - 3 year U.S. Treasury Index is an unmanaged index of U.S. Treasury securities with maturities of 1 to 3 years. The U.S. Treasury securities included in this Index will differ substantially from the securities in the Low Duration Fund.

ENHANCED EQUITY INDEX ASSETS

Set forth in the table below is certain performance data provided by the Adviser relating to a performance record of the Adviser for one investment advisory account (the "Enhanced Equity Index Account") during the period September 30, 1997 through May

31, 1998, utilizing the specific investment approach specified for the AlphaTrak 500 Fund under "Investment Objectives and Policies." The Enhanced Equity Index Account constitutes the only account managed by the Adviser that has an identical or substantially similar investment objective or investment approach as the AlphaTrak 500 Fund. The Enhanced Equity Index Account was not subject to the same types of expenses to which the AlphaTrak 500 Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the AlphaTrak 500 Fund by the Investment Company Act of 1940, as amended. The performance of the Enhanced Equity Index Account may have been adversely affected had it been subject to the same expenses, restrictions and limitations. The Adviser believes that any adverse effect would not have been significant. The results presented are not intended to predict or suggest the return to be experienced by the AlphaTrak 500 Fund or the return an investor might achieve by investing in the AlphaTrak 500 Fund. Investors should not rely on the following performance data as an indication of future performance of the Adviser or of the AlphaTrak 500 Fund.



                                            TOTAL RETURN OF ENHANCED EQUITY INDEX ACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
                                                              SINCE INCEPTION
                                                          (SEPTEMBER 30, 1997 TO      JANUARY 1, 1998 TO      SEPTEMBER 30, 1997 TO
                                                               MAY 31, 1998)             MAY 31, 1998           DECEMBER 31, 1997
                                                            -------------------          ------------           -----------------

Enhanced Equity Index Account..........................           17.12%                    13.48%                    3.20%
Performance Record
S&P 500 Index..........................................           16.26%                    13.02%                    2.87%

-------------------------------------------------------------------------------------------------------------------


Please read the following important notes concerning the Enhanced Equity Index Account.

1. The results for the Enhanced Equity Index Account reflects both income and capital appreciation or depreciation (total return). Returns are time-weighted and net of all applicable fees and expenses.

2. Annual rate of return for the Enhanced Equity Index Account is calculated using the modified Dietz method, which is defined as the portfolio gain (including all realized and unrealized gains and losses as well as all income) over the average capital for the period. Average capital is the beginning market value plus/minus weighted subscriptions/redemptions. Calculation is done monthly, but is subject to revaluation during the month when there is a cash flow that exceeds 10% of the beginning market value of the Enhanced Equity Index Account.

3. See "Investment Objectives and Policies--AlphaTrak 500 Fund" for a description of the S&P 500 Index.


SPECIAL NOTE CONCERNING ADVISER INVESTMENT RETURNS: Investors should note that the Funds will compute and disclose their average annual compounded rate of return using the standard formula set forth in SEC rules, which differs in certain respects from returns for the Accounts noted above. The SEC total return calculation method calls for computation and disclosure of an average annual compounded rate of return for one, five and ten year periods or shorter periods from inception. The SEC formula provides a rate of return that equates a hypothetical initial investment of $1,000 to an ending redeemable value. The returns shown for the Accounts are net of advisory fees in accordance with the SEC calculation formula, which requires that returns be shown for the Funds be net of advisory fees as well as all other applicable Fund operating expenses. Performance was calculated on a trade date basis.


--------------------------------------------------------------------------------

                              PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES

Each Fund has its own investment objective. See "Investment Objectives and Policies" for a full discussion of the objectives of each Fund. The investment objective of each Fund is fundamental and may not be changed without shareholder approval.

THE INVESTMENT ADVISER


The Adviser, Metropolitan West Asset Management, LLC, is a registered investment adviser organized as a California limited liability company in 1996. The Adviser managed approximately $2 billion of fixed-income investments as of March 31, 1998 on behalf of institutional clients and the Funds. The Adviser is owned in part by Metropolitan West Securities, Inc., a registered investment adviser and broker-dealer. The Adviser is in the business of furnishing investment advice to institutional clients and the Funds. The Adviser's affiliate, Metropolitan West Securities, Inc.

("MWS"), has managed fixed-income investments since 1992. MWS managed approximately $14.9 billion for its clients as of March 31, 1998.


MANAGEMENT FEE


For its services, the Adviser receives a fee, accrued daily and paid monthly, at the following annual percentages of average daily net assets: Total Return Bond Fund--.55%; Low Duration Bond Fund--.48%; and Short-Term Investment Fund--.40%. As compensation for its services to the AlphaTrak 500 Fund only, the Fund pays the Adviser an advisory fee that consists of two components. The first component is a basic fee equal to an annual rate of .35% of the Fund's average daily net assets. The second component is a performance fee adjustment that can increase or decrease the basic fee by as much as .35% depending on the performance of the Fund compared to the S&P 500 Index. See "Organization and Management - The Adviser" for a description of the adjustment formula.


INVESTMENT RISKS

Like all investments, an investment in each Fund involves certain risks. The securities held by the Funds and the value of the Funds' shares will fluctuate with market and other economic conditions, so that investors' shares, when redeemed, may be worth more or less than their original cost. See "Investment Risks" for a further discussion of certain risks.

MINIMUM PURCHASE


The minimum initial investment in a Fund is $5,000. For retirement plan investments the minimum initial investment is $1,000. The Funds may waive minimum investment requirements for shareholders investing through certain fund networks or other financial intermediaries. In such cases, the minimums associated with the policies and programs of the fund network or financial intermediary shall apply.


OFFERING PRICE

Shares are offered at their net asset value without a sales charge and may be redeemed at their net asset value on any business day. See "How To Purchase Shares" and "How To Redeem Shares."

DIVIDENDS AND DISTRIBUTIONS


Each Fund expects to declare dividends daily and pay them monthly to shareholders, except the AlphaTrak 500 Fund, which expects to declare and pay dividends quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board of Trustees may determine to declare dividends and make distributions more or less frequently.


Dividends and capital gain distributions (net of any required tax withholding) are automatically reinvested in additional shares at the net asset value per share on the reinvestment date unless the shareholder has previously requested in writing to the Transfer Agent that payment be made in cash.

--------------------------------------------------------------------------------

                      INVESTMENT OBJECTIVES AND POLICIES
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GENERAL

The following descriptions are designed to help you choose the Fund that best fits your investment objective. You may want to pursue more than one objective by investing in more than one Fund. Each Fund's investment objective is a fundamental policy, which cannot be changed without the approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There can be no assurance that any objective will be met. In addition, each Fund may use certain types of investments and investing techniques that are described under the caption "Securities and Techniques Used by the Funds." For a discussion of certain risks associated with an investment in the Funds, including their use of derivatives, see "Investment Risks."

Metropolitan West Asset Management, LLC (the "Adviser") acts as investment adviser to each Fund.

THE TOTAL RETURN BOND FUND

The investment objective of the TOTAL RETURN BOND FUND is to seek to maximize long-term total return. The Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of from two to eight years. The meaning of "duration" is explained below under "Investment Policies of the Funds." The dollar-weighted average maturity of the portfolio of the Fund is expected to range from two to fifteen years. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which the Adviser believes to be relatively undervalued. The Adviser views bonds to mean any interest-bearing security that obligates the issuer to pay the holder specified sums of money on specified dates (or at maturity) and generally requires the issuer to repay the principal amount of the loan at maturity.

THE LOW DURATION BOND FUND

The investment objective of the LOW DURATION BOND FUND is to seek to maximize current income, consistent with preservation of capital. The Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The meaning of "duration" is explained below under "Investment Policies of the Funds." The dollar-weighted average maturity of the portfolio of the Fund is expected to range from one to five

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

years. The total rate of return for this Fund is expected to exhibit less volatility than that of a longer duration fixed-income fund such as the TOTAL RETURN BOND FUND.

SHORT-TERM INVESTMENT FUND

The investment objective of the SHORT-TERM INVESTMENT FUND is to seek to maximize current income, consistent with preservation of capital. The Fund invests in a portfolio of fixed-income securities of varying maturities with a portfolio duration of up to one year. The meaning of "duration" is explained below under "Investment Policies of the Funds." The Fund's dollar-weighted average maturity will exceed its portfolio duration. The total rate of return for this Fund is expected to exhibit less volatility than that of the longer duration TOTAL RETURN BOND FUND or the LOW DURATION BOND FUND.


ALPHATRAK 500 FUND



The investment objective of the ALPHATRAK 500 FUND is to seek to achieve a total return that exceeds the total return of the S&P 500 Index. The Fund is not designed for investors that are sensitive to taxable gains. This Fund will recognize most gains, if any, in each taxable year and is most suitable for tax-deferred or non-taxable investors such as IRAs and employee benefit plans. Under normal market conditions, the Fund will invest in S&P 500 Index futures contracts with a contractual or "notional" value substantially equal to the Fund's total assets. To make these investments the Fund will need to make margin deposits with futures commission merchants (broker-dealers for futures contracts) with a total value equal to approximately 4% of the notional value of the futures contracts. The Fund will normally invest the rest of its assets in a portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The meaning of "duration" is explained below under "Investment Policies of the Funds." These fixed-income securities will be used to support the Fund's obligations under the futures contracts to the extent required by the 1940 Act.

As a alternative to investing in S&P 500 Index futures, the Fund may occasionally invest in other S&P 500 Index derivatives, or in the stocks that comprise the S&P 500 Index and in other mutual funds that are designed to track the performance of the S&P 500 Index. See "Investment Policies of the Funds" for a discussion of these possible investments by the Fund. The Adviser expects that the S&P 500 Index futures contracts or similar derivatives used by the Fund will track the price performance of the S&P 500 Index, and the active management of the fixed-income portfolio backing the futures contracts will provide the opportunity to enhance the total return of the Fund. There is, however, no guarantee that such results will be achieved. The ability of the Fund to match or exceed the performance of the S&P 500 Index will depend on whether the performance of its fixed-income portfolio exceeds the costs of investing in S&P 500 Index futures contracts and the Fund's other fees and expenses. Typically, the Fund will be invested in S&P 500 Index derivatives and occasionally S&P 500 Index stocks and mutual funds with a total value approximately equal to its total assets (even when the S&P 500 Index is declining), and thus the Fund is expected to display volatility similar to that of the S&P 500 Index. Although S&P 500 Index derivatives are used by many investors, which generally results in a liquid market for those instruments, from time to time liquidity may be limited. Limited liquidity could adversely affect the Fund and prevent it from closing an unfavorable position while remaining obligated to meet increasing margin requirements. See "Investment Risks-- Risks of Using Certain Derivatives."

The S&P 500 Index consists of 500 stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. It is a market-value weighted unmanaged index (stock price times number of shares outstanding), with each stock's weight in the S&P 500 Index proportionate to its market value. The Fund is neither sponsored by, nor affiliated with, Standard & Poor's.


INVESTMENT POLICIES OF THE FUNDS


Portfolio Securities. The TOTAL RETURN BOND FUND, THE LOW DURATION BOND FUND, THE SHORT-TERM INVESTMENT FUND and the ALPHATRAK 500 FUND (the "Funds") will attempt to achieve their objectives by investing in the following types of securities that may be issued by domestic or foreign entities: (i) U.S. Government securities; (ii) corporate debt securities, including bonds, notes and debentures; (iii) corporate and asset-backed commercial paper; (iv) mortgage- and other asset-backed securities, including CMOs and REMICs; (v) variable and floating rate debt securities (including inverse floaters); (vi) subordinated corporate, mortgage, and asset-backed securities; (vii) structured debentures, bonds and notes; (viii) bank certificates of deposit;
(ix) fixed time deposits and bankers' acceptances; (x) repurchase agreements and reverse repurchase agreements; (xi) debt securities that are convertible into or exchangeable for equity securities ("convertible securities"); (xii) preferred equity securities; (xiii) obligations of foreign governments or their subdivisions, agencies and instrumentalities; (xiv) obligations of international agencies (such as the Agency for International Development) or supranational entities; and (xv) privately placed and Rule 144A securities. There is no limitation on the percentage of a Fund's assets that may be committed to any of these types of securities, except to the extent that a security may be deemed to be illiquid. See "Securities and Techniques Used by the Funds."

In addition to the securities above, the ALPHATRAK 500 FUND may invest all of its assets in the following equity derivative instruments (and in liquid assets backing its investments in these derivatives): (i) S&P 500 Index futures contracts; (ii) Mini S&P 500 Index futures contracts ("E-Mini"); (iii) options on the S&P 500 Index and S&P futures; (iv) swap agreements involving the S&P 500 Index. When the above listed S&P 500 Index derivatives appear to be overvalued


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relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund would not purchase all 500 issues, but would purchase a basket of common stocks represented in the S&P 500 Index that, in the opinion of the Adviser, will track the movements in the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools or trusts that invest in such stocks. During the several months following commencement of operations, the Fund may invest up to 25% of its assets in one or more money market mutual funds if its limited asset size does not permit sufficient satisfactory investment in fixed-income securities in the Adviser's judgment. The Fund would pay the additional fees and expenses of any mutual funds or asset pools in which it invests, resulting in an additional layer of management fees and expenses for shareholders in the Fund.

Positions in S&P 500 Index futures and options will be entered into only to the extent they constitute permissible positions for the Fund according to applicable rules of the Commodity Futures Trading Commission ("CFTC"). At times, the Adviser may be constrained in its ability to use S&P 500 Index derivatives either by requirements of the Internal Revenue Code or by an unanticipated inability to close positions when it would be most advantageous to do so. For more information about S&P 500 Index derivatives, see "Investment Risks-- Risks of Using Certain Derivatives."


Credit Ratings. Under normal circumstances, the TOTAL RETURN BOND FUND will invest at least 80% of its net assets in debt instruments rated at least (i) Baa3 by Moody's Investor's Service ("Moody's") or BBB- by Standard & Poor's Rating Group ("S&P"), Fitch Investors Services, Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff & Phelps"), (ii) A-2 by S&P, P-2 by Moody's, F-2 by Fitch or D-2 by Duff & Phelps for short-term debt obligations ("Investment Grade Securities"), or (iii) of comparable quality to Investment Grade Securities as determined by the Adviser in the case of unrated securities. Up to 20% of the TOTAL RETURN BOND FUND'S net assets may be invested in securities rated below Investment Grade Securities but rated B or higher by one of the nationally recognized statistical rating organizations or, if unrated, of comparable quality in the opinion of the Adviser.

Under normal circumstances, the LOW DURATION BOND FUND and the SHORT-TERM INVESTMENT FUND each will invest at least 70% of its net assets in securities rated at least: (i) A by Moody's, S&P, Fitch or Duff & Phelps, (ii) A-2 by S&P, P-2 by Moody's, F-2 by Fitch or D-2 by Duff & Phelps for short-term debt obligations ("Highly Rated Securities"), or (iii) of comparable quality to Highly Rated Securities as determined by the Adviser in the case of unrated securities. Up to 20% of the LOW DURATION BOND FUND'S and the SHORT- TERM INVESTMENT FUND'S net assets may be invested in securities rated below Highly Rated Securities but with ratings equal at least to Investment Grade Securities by one of the nationally recognized statistical rating organizations or, if unrated, of comparable quality in the opinion of the Adviser. Up to 10% of the LOW DURATION BOND FUND'S and the SHORT-TERM INVESTMENT FUND'S net assets may be invested in securities rated below Investment Grade Securities but rated B or higher by one of the nationally recognized statistical rating organizations or, if unrated, of comparable quality in the opinion of the Adviser.


Under normal circumstances, the ALPHATRAK 500 FUND will invest at least 85% of its net assets in debt instruments rated at least of comparable quality to Investment Grade Securities or of comparable quality to Investment Grade Securities as determined by the Adviser in the case of unrated securities. Up to 15% of the ALPHATRAK 500 FUND's net assets may be invested in securities rated below Investment Grade Securities but rated B or higher by one of the nationally recognized statistical rating organizations or, if unrated, of comparable quality in the opinion of the Adviser.


Securities rated Baa are considered by Moody's to have speculative characteristics. For Baa/BBB rated securities, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Securities rated below BBB or Baa are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of their obligations and are commonly known as "junk bonds." See "Investment Risks--Risks of Investing in Fixed-Income Securities."


After its purchase by one of the Funds, a security may be assigned a lower rating or cease to be rated. This would not require the Fund to sell the security, but the Adviser will consider such an event in determining whether the Fund should continue to hold the security in the portfolio.

Each Fund may invest up to 10% of its net assets in emerging market foreign securities, which are generally considered to be of a credit quality below investment grade.

Each Fund may invest up to 25% of its total assets in securities of foreign issuers that are denominated in U.S. dollars. Investment in securities of foreign issuers that are not denominated in U.S. dollars by the Funds will be limited to a maximum of 15% of each Fund's total assets.

Duration. The Funds each invest in a diversified portfolio of fixed-income securities of varying maturities with a different portfolio "duration." Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure. Traditionally, a fixed-income security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates



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(which is the "interest rate risk" or "volatility" of the security). However,
"term to maturity" measures only the time until a fixed-income security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed-income security on a present value basis. Duration takes the length of time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a mortgage-backed, asset-backed, or callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security. There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure. A Fund's computation of duration is based on estimated rather than known factors. Thus, there can be no assurance that a particular portfolio duration will at all times be achieved by a Fund.


Duration is used in the management of the Funds as a tool to measure interest rate risk. For example, a Fund with a 2-year duration would be expected to change in value 2% for every 1% move in interest rates. Assuming an expected average duration of .75 years for the SHORT-TERM INVESTMENT FUND, a 1% decline in interest rates would cause the Fund to gain .75% in value; likewise, a 1% rise in interest would produce a decline of .75% in the Fund's value. Assuming an expected average duration of 2 years for the LOW DURATION BOND FUND, a 1% decline in interest rates would cause the Fund to gain 2% in value; likewise, a 1% rise in interest rates would produce a decline of 2% in the Fund's value. Assuming an expected average duration of 4.5 years for the TOTAL RETURN BOND FUND, a 1% decline in interest rates would cause the Fund to gain 4.5% in value; likewise, a 1% rise in interest rates would produce a decline of 4.5% in the Fund's value. Assuming an expected duration of .75 years for the ALPHATRAK 500 FUND, a 1% decline in interest rates would cause the Fund to gain .75% in value; likewise, a 1% rise in interest rates would produce a .75% decline in the value of the FUND. It should be noted, however, that the above assumptions (regarding the ALPHATRAK 500 FUND) do not reflect any changes in S&P 500 Index futures contracts, other derivatives or S&P 500 Index stocks that may be held by the Fund. Other factors such as changes in credit quality, prepayments, the shape of the yield curve and liquidity affect the net asset value of the Funds and may be correlated with changes in interest rates. These factors can exacerbate swings in the Fund's share prices during periods of volatile interest rate changes.


For a more detailed discussion of duration, see "Investment Objectives and Policies--Duration" in the Statement of Additional Information.


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                  SECURITIES AND TECHNIQUES USED BY THE FUNDS
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The following provides a summary of the securities and techniques used by the
Funds. The Statement of Additional Information contains more detailed information about these investments and the risks associated with them.

U.S. GOVERNMENT SECURITIES

The Funds may invest in U.S. Government securities. U.S. Government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes, bonds and component parts of notes or bonds (including the principal of such obligations or the interest payments scheduled to be paid on such obligations). U.S. Government securities also include securities issued or guaranteed by U.S. Government agencies and instrumentalities that issue or guarantee securities, including, but not limited to, the Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Federal Home Loan Banks, Federal Financing Bank, and Student Loan Marketing Association.

Funds may also invest in Treasury Receipts. Treasury Receipts are not issued by the United States Treasury and, therefore, they are not U.S. Government securities.

All Treasury securities are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by FNMA, are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Among the U.S. Government securities that may be purchased by the Funds are certain "mortgage-backed securities" of GNMA, the Federal Home Loan Mortgage Corporation ("FHLMC") and FNMA. See the discussion under "Mortgage-Related Securities."

CORPORATE AND OTHER OBLIGATIONS

The Funds may invest in corporate debt securities, variable and floating rate debt securities and corporate commercial paper in the rating categories described above. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates.

The Funds may invest in corporate debt securities with contractual call provisions that permit the seller of the security to repurchase the security at a pre-determined price. The market price typically reflects the presence of a call provision.

Structured debentures and structured notes are hybrid instruments with characteristics of both bonds and swap agreements. Like a bond, these securities make regular coupon payments and generally have fixed principal amounts. However, the coupon payments are typically tied to a swap agreement which can be affected by changes in a variety of factors such as exchange rates, the shape of the yield curve and foreign interest rates. Because of these factors, structured debentures and structured notes can display price behavior that is more volatile than and often not correlated to other fixed-income securities.

The Funds may also invest in inverse floaters and tiered index bonds. An inverse floater is a type of derivative that bears a floating or variable interest rate that moves in the opposite direction to the interest rate on another security or index level. Changes in the interest rate of the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond. Tiered index bonds are also a type of derivative instrument. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined "strike" rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the "strike" rate, the interest rate on the tiered index bond will decrease. In general, the interest rates on tiered index bonds and inverse floaters move in the opposite direction of prevailing interest rates. The market for inverse floaters and tiered index bonds is relatively new. These corporate debt obligations may have characteristics similar to those of mortgage-related securities, but corporate debt obligations, unlike mortgage-related securities, are not subject to prepayment risk other than through contractual call provisions which generally impose a penalty for prepayment.


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ASSET-BACKED SECURITIES

The Funds may invest in securities with principal and interest payouts backed by, or supported by, any of various types of assets. These assets typically include receivables related to the purchase of automobiles, credit card loans, and home equity loans. These securities generally take the form of a structured type of security, including pass-through, pay-through, and stripped interest payout structures.

FOREIGN SECURITIES

Each Fund has the right to invest in foreign securities. Foreign economies may differ from the U.S. economy; individual foreign companies may differ from domestic companies in the same industry; and foreign currencies may be stronger or weaker than the U.S. dollar. The Adviser believes that the ability to invest abroad will enable the Funds to take advantage of these differences when they are favorable.

Fixed-income securities that may be purchased by the Funds include debt obligations issued or guaranteed by foreign governments, their subdivisions, agencies or instrumentalities, or by supranational entities that have been constituted by the governments of several countries to promote economic development, such as The World Bank and The Asian Development Bank. Foreign investment in certain foreign government debt is restricted or controlled to varying degrees.

The Funds may invest in fixed-income securities of issuers located in emerging foreign markets. Such markets generally include every country in the world other than the U.S., Canada, Japan, Australia, Malaysia, New Zealand, Hong Kong, Singapore, Korea and most Western European countries. From time to time, emerging markets have offered the opportunity for higher returns but involve a higher level of risk. Accordingly, the Adviser believes that the Funds' limited ability to invest in emerging markets throughout the world may enable the Funds to obtain a wider range of attractive investment opportunities. Emerging market securities include securities issued or guaranteed by governments, their agencies, instrumentalities or central banks ("sovereign debt"); securities of issuers organized and operated to restructure the investment characteristics of sovereign debt; securities of banks and other business entities; and securities denominated in or indexed to currencies of emerging markets. These securities include "Brady Bonds," which afford emerging market countries a means to restructure their outstanding commercial bank debt. Foreign governmental issuers of debt or the governmental authorities that control repayment of the debt may be unable or unwilling to repay principal or pay interest when due and all or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Emerging market securities are generally considered to be of a credit quality below investment grade, even though they often are not rated by any nationally recognized statistical rating organizations. The Adviser seeks to reduce the risk associated with emerging market securities by limiting the amount of such securities held by the Funds, by the depth of its own credit analysis, and evaluation of political, economic, currency and other factors that may be pertinent.

There are risks in investing in emerging market and other foreign securities. See "Investment Risks--Risks of Investing in Emerging Market and Other Foreign Securities."

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements involving U.S. Government securities or other collateral including mortgage-related products or corporate securities with commercial banks or broker-dealers, whereby the seller of a security agrees to repurchase the security from the Fund on an agreed-upon date in the future. While each Fund intends to be fully collateralized as to such agreements, and the collateral will be marked to market daily, if the person obligated to repurchase from the Fund defaults, there may be delays and expenses in liquidating the securities subject to the repurchase agreement, a decline in their value and a loss of interest income.

REVERSE REPURCHASE AGREEMENTS

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings.

BORROWING

As a fundamental policy, a Fund may borrow for temporary, emergency or investment purposes up to 10% of its total assets. This borrowing may be unsecured. Borrowing subjects a Fund to interest costs which may or may not be recovered by appreciation of the securities purchased, and can exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. This is the speculative factor known as leverage.

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LOANS OF PORTFOLIO SECURITIES

For the purpose of achieving income, a Fund may lend its portfolio securities, provided: (i) the loan is secured continuously by collateral consisting of short-term, high quality debt securities, including U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit, maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund.

WHEN-ISSUED SECURITIES

The Funds may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed-delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates, generally from 15 to 45 days after the transaction. The price that the Fund is obligated to pay on the settlement date may be different from the market value on that date. While securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them, unless a sale would be desirable for investment reasons. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining the Fund's net asset value. The Fund will also designate liquid securities, marked-to-market daily, equal in value to its obligations for when-issued securities.

SHORT SALES

If a Fund anticipates that the price of a security will decline, it may sell the security "short" and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Until the security is replaced, the Fund generally is required to pay to the lender amounts equal to any interest which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would also increase the cost of the security sold. The proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet the margin requirements, until the short position is closed out.


Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount designated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.


A Fund may not make short sales of securities or maintain a short position if more than 25% of the Fund's net assets (taken at current value) are held as collateral for such sales at any one time.

MORTGAGE-RELATED SECURITIES

The Funds may invest in mortgage-related securities, including mortgage pass-through securities and collateralized mortgage obligations. Mortgage pass-through securities are securities representing interests in pools of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). For a discussion of certain risks associated with investment in mortgage-related securities, including their volatility, see "Investment Risks--Risks of Investing in Fixed Income Securities."

Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or by agencies or instrumentalities of the U S. Government (in the case of securities guaranteed by FNMA or the FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized mortgage obligations ("CMOs"), including CMOs that have elected to be treated for federal income tax purposes as Real Estate Mortgage Investment Conduits ("REMICs"), are hybrid instruments with characteristics of both bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of securities guaranteed by GNMA, FHLMC or FNMA or of mortgage pass-through securities created by non-governmental issuers. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class.

Investors holding the longer maturity classes receive principal only after earlier classes have been retired.

Other mortgage-related securities include those that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property, such as CMO residuals, stripped mortgage-backed securities, variable rate securities (including inverse floaters), or tiered index bonds and may be structured in classes with rights to receive varying proportions of principal and interest. Stripped mortgage-backed securities are derivative, multi-class mortgage securities. The Funds may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than expected prepayments of principal, the yield on POs could be materially adversely affected. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Trustees. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund's limit on illiquid securities.

CMOs and other mortgage-related securities that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities for purposes of applying a Fund's diversification tests. Generally, the entity that has the ultimate responsibility for the payment of interest and principal on a security is deemed to be the issuer of an obligation.

OTHER DERIVATIVE INSTRUMENTS


In addition to the asset-backed securities and mortgage-related securities (including tiered index bonds and inverse floaters) which may be purchased by the Funds, the Funds may utilize (and the emphasizes) certain other financial instruments with performance derived from the performance of an underlying asset ("derivatives"). The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies, and enter into futures contracts and use options on futures contracts. The Funds also may enter into swap agreements with other institutional investors with respect to foreign currencies, interest rates, and securities indices. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. Each Fund will maintain designated assets consisting of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily (or, as permitted by applicable regulation, enter into certain offsetting positions), to cover its obligations under options, futures contracts and swap agreements to avoid leveraging of the Fund. The value of some derivative investments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates or securities prices. A Fund's ability to successfully utilize these instruments may depend in part on the Adviser's ability to forecast correctly the movement of interest rates and other economic factors. Should the Adviser incorrectly forecast those factors, and take positions in derivative instruments contrary to prevailing market trends, the Funds could lose value and experience substantial volatility. See "Investment Risks - Risks of Using Certain Derivatives."


The Funds may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which a Fund owns or anticipates purchasing due to anticipated changes in interest rates. The Funds also may engage in currency exchange transactions by means of buying or selling foreign currency on a spot basis, entering into forward foreign currency exchange contracts, and buying and selling foreign currency options, futures and options on futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Funds' investment or anticipated investment in securities denominated in foreign currencies.

A Fund will not enter into futures contracts or options thereon for non-hedging purposes if, immediately thereafter, the aggregate initial margin deposits on the Fund's futures positions and premiums paid for options thereon (excluding "in-the-money" amounts) would exceed 5% of the liquidation value of the Fund's total assets. There is no other percentage limitation on a Fund's use of options, futures and options thereon, except for the limitation on foreign currency option contracts described below.

Also, the Funds may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a particular desired return at a lower cost than if the Fund had invested directly in an instrument that yielded that desired return. In a standard swap agreement, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investment or investments. Swap agreements are subject to the Funds' overall limit that no more than 15% of net assets may be invested in illiquid securities, and a Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.


The Funds may purchase foreign currency options or enter into forward foreign currency exchange contracts for the purpose of hedging against the effect that currency fluctuations will have on the value of Fund liabilities, such as known or expected redemptions or the payment of any declared dividends. No Fund will enter into foreign currency option contracts if the premiums on such options exceed 5% of the Fund's total assets. See "Investment Objectives and Policies--Derivative Instruments" in the Statement of Additional Information. The may purchase or sell S&P 500 Index futures or other stock index futures, options on stock index futures, and swap agreements involving payments related to a stock index or basket of stocks, subject to the limits described above. See "Investment Objectives and Policies-Derivative Instruments" in the Statement of Additional Information.

PORTFOLIO TURNOVER

Portfolio securities are sold whenever the Adviser believes it appropriate, regardless of how long the securities have been held. Each Fund's investment program emphasizes active portfolio management with a sensitivity to short-term market trends and price changes in individual securities. Accordingly, the Funds expect to take frequent trading positions, resulting in portfolio turnover that may exceed those of most investment companies of comparable size. Portfolio turnover generally involves some expense to the Funds, including brokerage commissions, dealer markups and other transaction costs, and may result in the recognition of capital gains that may be distributed to shareholders. Generally, portfolio turnover in excess of 100% is considered high and increases such costs. The annual portfolio turnover is expected to be approximately 250% for the TOTAL RETURN BOND FUND, 150% for the LOW DURATION BOND FUND and 300% for the ALPHATRAK 500 FUND. The Adviser will not necessarily limit portfolio turnover to these levels. See "Financial Highlights" for past turnover rates.



--------------------------------------------------------------------------------
                               INVESTMENT RISKS
--------------------------------------------------------------------------------


The investment practices described above involve certain risks. The net asset value of any Funds may increase or decrease for many reasons. These include changes in the market prices of portfolio securities, the success or failure (and the associated costs) of investment strategies used by the Adviser in seeking to achieve a Fund's investment objective, and the payment of dividends and distributions to shareholders. The following provides a summary of the more significant risks associated with investing in the Funds. The Statement of Additional Information contains more detailed information about these investments and the risks that are associated with them.

RISKS OF INVESTING IN EMERGING MARKET AND OTHER
FOREIGN SECURITIES

Investments in emerging market and other foreign securities involve certain risk considerations not typically associated with investing in securities of U.S. issuers, including: (a) currency devaluations and other currency exchange rate fluctuations; (b) political uncertainty and instability; (c) more substantial government involvement in the economy; (d) higher rates of inflation; (e) less government supervision and regulation of the securities markets and participants in those markets; (f) controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. dollars; (g) greater price volatility, substantially less liquidity and significantly smaller capitalization of securities markets; (h) absence of uniform accounting and auditing standards;
(i) generally higher commission expenses; (j) delay in settlement of securities transactions; and (k) greater difficulty in enforcing shareholder rights and remedies.

RISKS OF INVESTING IN FIXED-INCOME SECURITIES

The Funds are subject primarily to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. The change in bond price depends on several factors, including the bond's maturity date. In general, bonds with longer maturities are more sensitive to changes in interest rates than bonds with shorter maturities. Credit risk is the possibility that a bond issuer will fail to make timely payments of interest or principal to a Fund.

The Funds may invest in mortgage- and asset-backed securities. The yield characteristics of mortgage-backed and asset backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a Fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce yield to maturity. Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate.

Mortgage-backed securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

The Funds may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases the market value may be extremely volatile. With respect to certain stripped securities, such as IO and PO classes, a rate of prepayment that is faster or slower than anticipated may result in a Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade. Certain of the stripped mortgage- and asset-backed securities held by the Funds are considered to be illiquid under guidelines established by the Trustees.

The Funds may invest a portion of their assets in non-investment grade debt securities, commonly referred to as "junk bonds." Low-rated and comparable unrated securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as speculative with respect to the issuer's capacity to pay interest and to repay principal. The market values of certain of these securities tend to be more sensitive to individual corporate development and changes in economic conditions than higher quality bonds. In addition, low-rated and comparable unrated securities tend to be less marketable than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and a Fund's ability to sell particular securities.

RISKS OF USING CERTAIN DERIVATIVES


Participation in the options or futures markets involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (i) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (ii) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (vi) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell the security at a disadvantageous time, due to the requirement that the Fund maintain "cover" or collateral securities in connection with hedging transactions. The loss from investing in futures transactions and other derivatives is potentially unlimited. There also is no assurance that a liquid secondary market will exist for futures contracts and options thereon in which a Fund may invest. See "Investment Objectives and Policies--AlphaTrak 500 Fund; Investment Policies of the Funds" for information about S&P 500 Index futures and derivatives used by the AlphaTrak 500 Fund and related risks. See also "Investment Objectives and Policies--Derivative Instruments" in the Statement of Additional Information.


--------------------------------------------------------------------------------

                       PRINCIPAL INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------



Each Fund is subject to certain investment restrictions that are fundamental policies. Fundamental policies are those that cannot be changed without the approval of a majority (as defined in the 1940 Act) of that Fund's outstanding voting securities. Each Fund's investment objective is a fundamental policy. Among its fundamental policies, a Fund may not (i) with respect to 75% of its total assets, invest more than 5% of its total assets (determined at the time of investment) in securities of any one issuer (other than U.S. Government securities and mutual funds) (ii) with respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer (other than mutual funds) or (iii) invest more than 25% of its total assets (determined at the time of investment) in one or more issuers having their principal business activities in a single industry. Additional information about each Fund's investment restrictions is contained in the Statement of Additional Information. As a matter of operating policy (though not a fundamental policy), the Funds limit investments in illiquid securities to no more than 15% of the value of their net assets. Illiquid securities include:
(i) securities for which there is no readily available market; (ii) securities which may be subject to legal restrictions (so-called "restricted securities") other than Rule 144A securities noted below; (iii) repurchase agreements having more than seven days to maturity; (iv) fixed time deposits subject to withdrawal penalties (other than those with a term of less than seven days); and (v) foreign securities subject to repatriation restrictions on the sale proceeds other than minor settlement procedures. Restricted securities do not include those which meet the requirements of Rule 144A under the Securities Act of 1933, as amended, and which the Trustees have determined to be liquid based on the applicable trading markets and the availability of reliable price information.


--------------------------------------------------------------------------------

                          ORGANIZATION AND MANAGEMENT
--------------------------------------------------------------------------------


ORGANIZATION AND VOTING RIGHTS

The Trust was organized on December 9, 1996 as a Delaware business trust. Beneficial interests in the Trust shall at all times be divided into an unlimited number of shares, with a par value of $.01 per share. The Trust is a diversified open-end, management investment company currently consisting of three separate series. The Trust's Board Of Trustees decides matters of general policy and reviews the activities of the Adviser. The Trust's officers conduct and supervise the daily business operations of the Trust. Each Fund is a series of shares of the Trust, having separate assets and liabilities. The Board of Trustees may, at its own discretion, create additional series of shares and classes within series.

Generally, the Funds will not hold an annual meeting of shareholders unless required by the 1940 Act. Shareholders have one vote per dollar net asset value of shares owned. Matters submitted to shareholders must be approved by the requisite vote of each Fund, unless it is clear that the interests of each Fund in the matter are identical or the matter does not affect a Fund. At the request of the holders of at least 10% of the shares, the Trust will hold a meeting to vote on the removal of a Trustee, which can occur by a vote of more than two-thirds of the outstanding shares. Shareholders holding the lesser of $25,000 worth or one percent of a Fund's shares may then advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communications to all other shareholders.

THE ADVISER


General. The Adviser is located at 10880 Wilshire Blvd., Suite 2020, Los Angeles, California 90024, and acts as the investment adviser to the Funds and generally administers the affairs of the Trust. Subject to the direction and control of the Board of Trustees, the Adviser supervises and arranges the purchase and sale of securities held in the portfolios of the Funds. The Adviser, Metropolitan West Asset Management, LLC, is a registered investment adviser organized as a California limited liability company in 1996. The Adviser managed approximately $2 billion of fixed-income investments as of March 31, 1998 on behalf of institutional clients and the Funds. The Adviser is owned in part by Metropolitan West Securities, Inc. ("MWS"), a registered investment adviser and broker-dealer. The Adviser is in the business of furnishing investment advice to institutional clients and the Funds. The Adviser's affiliate, MWS, has managed fixed-income investments since 1992. MWS managed approximately $14.9 billion for its clients as of March 31, 1998. The portfolio managers for the Funds also serve as portfolio managers with MWS pending the transition of certain client accounts to the Adviser.

The Funds could be adversely affected if the computer systems used by the Adviser and the Funds' other service providers do not properly process and calculate date-related information from and after January 1, 2000. While year 2000- related computer problems could have a negative effect on the Funds, the Adviser is working to avoid such problems and to obtain assurances from service providers that they are taking similar steps.


 Advisory Fees. Under the Investment Advisory Agreement relating to the Total Return Bond Fund, the Trust pays the Adviser a fee, computed daily and payable monthly, at an annual rate of .55% of the Fund's average daily net assets.

Under the Investment Advisory Agreement relating to the Low Duration Bond Fund, the Trust pays the Adviser a fee, computed daily and payable monthly, at an annual rate of .48% of the Fund's average daily net assets.

Under the Investment Advisory Agreement relating to the Short-Term Investment Fund, the Trust pays the Adviser a fee, computed daily and payable monthly, at an annual rate of .40% of the Fund's average daily net assets.


Under the Investment Advisory Agreement relating to the AlphaTrak 500 Fund, the Trust pays the Adviser a basic fee of .35% of the Fund's average daily net assets. The basic fee may be adjusted upward or downward (by up to .35% of the Fund's average daily net assets), depending on whether, and to what extent, the investment performance of the AlphaTrak 500 Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the S&P 500 Index over the same period. The performance period consists of the prior three calendar months. Each .10% of difference of the Fund's performance compared to the performance of the S&P 500 Index plus 1.00% is multiplied by a performance adjustment of .035%, up to a maximum adjustment of .35% (as an annual rate). Thus, an annual excess performance difference of 2.00% or more between the Fund and the S&P 500 Index would result in an annual maximum performance adjustment of .35%. This formula requires that the Fund's performance exceed the performance of the S&P 500 Index by at least 1.00% before any upward adjustment is made to the basic fee. The Fund's performance may still exceed the S&P 500 Index's performance (but by less than 1.00%) and a reduction in the basic fee would occur.


Here are examples of how the adjustment would work (using annual rates):



  AlphaTrak
  Fund 500          S&P                                          Total
   (before          500           Basic           Fee            Adv.
  adv. fee)        Index           Fee            Adj.            Fee
  ---------        -----           ---            ----            ---

     8.00%           8.00%         .35%          (.35)%           --%
     9.00%           8.00%         .35%            --            .35%
     9.50%           8.00%         .35%           .18%           .53%
    -8.00%         -10.00%         .35%           .35%           .70%


The Fund's performance is calculated based on its net asset value per share after expenses but before the advisory fee. For purposes of calculating the performance adjustment, any dividends or capital gains distributions paid by the Fund are treated as if those distributions were reinvested in Fund shares at the net asset value per share as of the record date for payment. The performance record for the S&P 500 Index is based on the change in value of that index, and is adjusted for any cash distributions from the companies whose securities comprise the S&P 500 Index.

Because the adjustment to the basic fee is based on the comparative performance of the Fund and the record of the S&P 500 Index, the controlling factor (regarding the adjustment to the basic fee) is not whether the Fund's performance is up or down, but whether it is up or down more or less than the performance record of the S&P 500 Index. Moreover, the comparative investment record of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period.

The performance period initially used for calculating any performance adjustment to the basic fee will begin when the Fund's operations commence and will increase by each succeeding month until a total of three months has been reached. Thus, the first performance period will be one month, the second period will be two months and the third and later periods will be three months. The advisory fee and any adjustment are calculated once per month (but accrued daily based on the prior adjustment) and the entire advisory fee normally is paid monthly. Shareholders should note that it is possible for high past performance to result in a daily advisory fee accrual or monthly advisory fee payment by the Fund that is higher than lower current performance would otherwise produce.

Rule 12b-1 Fee. The Funds have a Share Marketing Plan or "12b-1 Plan" under which they may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by a fund under the plan may not exceed .25% of its average net assets annually (all of which may be for service fees). See "Summary of Expenses".

Other Expenses. In addition to the fee payable to the Adviser, each Fund is responsible for its operating expenses including; (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of the Trust's Trustees other than those affiliated with the Adviser;
(v) legal and audit expenses; (vi) fees and expenses of the Fund's custodian and any subcustodian, shareholder servicing or transfer agent and accounting services agent; (vii) expenses incident to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under federal or state securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incident to holding meetings of the Trust's shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor; and (xii) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations not covered by insurance for which the Trust may have to indemnify its officers and Trustees.


Compensation of Other Parties. The Adviser may in its discretion and out of its own funds compensate third parties for the sale and marketing of the Funds. The Advisor also may use its own funds to sponsor seminars and educational programs on the Funds for financial intermediaries and shareholders.


Although not required to do so, the Adviser has voluntarily agreed to limit the annual expenses of the TOTAL RETURN BOND FUND to .65%, the LOW DURATION BOND FUND to .58%, the SHORT-TERM INVESTMENT FUND to .50% and the ALPHATRAK 500 FUND (by limiting other expenses to .20% and assuming the maximum management fee) to .90% of those Funds' respective average net assets. The Adviser will give shareholders at least 30 days' notice of any decision to change this policy.


The Adviser also manages individual investment advisory accounts. The Adviser reduces the fees charged to individual advisory accounts by the amount of the investment advisory fee charged to that portion of the client's assets invested in any Fund.

The Investment Advisory Agreement permits the Adviser to allocate brokerage based on sales of shares of Funds managed by the Adviser. No such allocation has been made to date.

THE ADMINISTRATOR


First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly owned subsidiary of First Data Corporation, serves as Administrator to the Trust pursuant to an Administration Agreement. The principal business address of Investor Services Group is 4400 Computer Drive, Westboro, Massachusetts 01581.


THE DISTRIBUTOR

FPS Broker Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, Pennsylvania 19406-0903 serves as principal underwriter to the Trust pursuant to an Underwriting Agreement.

PORTFOLIO MANAGERS

The portfolio managers who have day-to-day responsibility for the management of the Funds' portfolios are listed below, together with their biographical information for the past five years.


SCOTT B. DUBCHANSKY has been the Chief Executive Officer of the Adviser since August 1996. From August 1992 through August 1996, Mr. Dubchansky was a Senior Vice President of Donaldson Lufkin & Jenrette in the Fixed Income Division. Prior to August 1992, Mr. Dubchansky was Senior Vice President, fixed income sales at Kidder Peabody and responsible for fixed income sales to institutional clients. Mr. Dubchansky, together with Mr. Rivelle, manages the SHORT- TERM INVESTMENT FUND.


STEPHEN KANE, CFA has been a portfolio manager with the Adviser since August 1996. From November 1995 until July 1996, Mr. Kane was a portfolio manager with Hotchkis and Wiley in Los Angeles. From July 1992 until October 1995 he was an account manager with PIMCO in Newport Beach, California. Before then, Mr. Kane was a Merchant Banking Associate with Union Bank in Los Angeles, California. Mr. Kane, together with Messrs. Landmann and Rivelle, manages the TOTAL RETURN BOND FUND and the ALPHATRAK 500 FUND.


LAIRD R. LANDMANN has been a Managing Director and portfolio manager with the Adviser since August 1996. From November 1992 until July 1996 Mr. Landmann was a principal and Co-Director of Fixed Income with Hotchkis and Wiley in Los Angeles. Before then, he was a portfolio manager with PIMCO in Newport Beach, California. Mr. Landmann, together with Messrs. Kane and Rivelle, manages the TOTAL RETURN BOND FUND, the LOW DURATION BOND FUND and the ALPHATRAK 500 FUND.

TAD RIVELLE has been the Chief Investment Officer and a Managing Director with the Adviser since August 1996. From November 1992 until July 1996, Mr. Rivelle was a principal and Co-Director of Fixed Income with Hotchkis and Wiley in Los Angeles. Before then, he was a portfolio manager with PIMCO in Newport Beach, California. Mr. Rivelle, together with Messrs. Kane and Landmann, manages the TOTAL RETURN BOND FUND, the LOW DURATION BOND FUND and the ALPHATRAK 500 FUND. Mr. Rivelle, together with Mr. Dubchansky, also manages the SHORT-TERM INVESTMENT FUND.

--------------------------------------------------------------------------------

                            HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------



The minimum initial investment in each Fund is $5,000. For retirement plan investments the initial minimum is $1,000. The Trust and the Transfer Agent reserve the right to reject any order and to waive its minimum investment requirements for shareholders investing through certain fund networks or other financial intermediaries. In such cases, the minimums associated with the policies and programs of the fund network or financial intermediary shall apply. Investors may invest in any Fund by wiring the amount to be invested to Metropolitan West Funds.

         Wire to: UMB Bank, N.A.
         ABA #10-10-00695 for First Data Investor
         Services Group, Inc.
         Account Number 98-7037-071-9
          FBO (Name of Fund)
         Shareholder name and account number


The shareholder's bank may impose a fee for investments by wire. The Fund or the Transfer Agent will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Wires received after the close of the New York Stock Exchange will be considered received by the next business day.


To ensure propert credit, prior to wiring any funds the shareholder must call
(800) 241-4671 to give notification of the wire and to get an account number assigned if the wire is an initial investment. In addition, if the wire represents an initial investment, the investor must mail an application form, by regular mail, to the Transfer Agent at the following address:

Metropolitan West Funds
c/o First Data Investor Services Group, Inc.
3200 Horizon Drive
P.O. Box 61503
King of Prussia, Pennsylvania 19406-0903


Investors may also purchase shares by sending a check payable to Metropolitan West Funds, together with the application form to the address above.

Checks should be drawn on a U.S. bank and must be payable in U.S. dollars. Shares of a Fund will be purchased for the account of the investor at the net asset value next determined after receipt by the Transfer Agent, or an authorized sub-agent, of the investor's wire or check. In the event a check is not honored by the investor's bank, the investor will be liable for any loss sustained by the Fund, as well as a $20 service charge imposed by the Transfer Agent. Forms for additional contributions by check or change of address are provided on account statements.


The Trust will only accept a check when the Trust is the primary payee. The Trust may also accept orders from selected brokers, dealers and other qualified institutions, with payment made to the Fund at a later time. The Adviser is responsible for insuring that such payment is made on a timely basis. Investors may be charged a fee if they effect transactions through a broker or agent.


The Adviser may make payments out of its own resources to dealers and other persons who distribute shares of the Funds.


Shareholder inquiries should be directed to the Trust, c/o First Data Investor Services Group, Inc., P.O. Box 61583, King of Prussia, PA 19406-0903.


The Trust does not consider the U.S. Postal Service or other independent delivery service to be its agent. Therefore, deposit in the mail or with such service does not constitute receipt by the Transfer Agent.

NET ASSET VALUE

The net asset value per share of each Fund is determined on each day that banks are open for business and the New York Stock Exchange is open for trading, as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). The net asset value per share is the value of the Fund's assets, less its liabilities, divided by the number of shares of the Fund outstanding. The value of a Fund's portfolio securities is determined on the basis of the market value of such securities or, if market quotations are not readily available, at fair value under guidelines established by the Trustees. Short-term investments maturing in less than 60 days are valued at amortized cost which the Board has determined to equal fair value. The daily net asset value may not reflect the closing market price for all futures contracts held by the Funds because the markets for certain futures will close shortly after the time net asset value is calculated. See "Net Asset Value" in the Statement of Additional Information for further information.

--------------------------------------------------------------------------------

                             HOW TO REDEEM SHARES
--------------------------------------------------------------------------------


REGULAR REDEMPTION


A shareholder may redeem shares at any time by delivering instructions by regular mail to the Transfer Agent or selected brokers, dealers and other qualified institutions. If you would like to send a package via overnight mail to the Trust, c/o the Transfer Agent, the address is: 3200 Horizon Drive, P.O. Box 61503, King of Prussia, Pennsylvania 19406-0903.

The redemption request should identify the Fund and the account number, specify the number of shares to be redeemed and be signed by all registered owners exactly as the account is registered, and it will not be accepted unless it contains all required documents. The shares will be redeemed at the net asset value next determined after receipt of the request by the Transfer Agent or other agent of the Funds. A redemption of shares is a sale of shares and a shareholder may realize a taxable gain or loss.

If the proceeds of any redemption (a) exceed $50,000, (b) are paid to a person other than the owner of record, or (c) are sent to an address or bank account other than shown on the Transfer Agent's records, the signature(s) on the redemption request must be guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc., or other eligible guarantor institution. A notary public is not an acceptable guarantor.

Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. In case of any questions, please contact the Funds in advance.


Redemptions will be processed only on a day during which the New York Stock Exchange and banks are open for business. Investors who purchase shares by check or money order will not have redemption requests processed until there is reasonable belief that the check or money order has cleared, which may take up to 15 calendar days after the purchase order.

TELEPHONE REDEMPTION


You may redeem shares by telephone and have the proceeds wired to the bank account as stated on the Transfer Agent's records. In order to redeem by telephone, you must select the appropriate box on the Account Application. In order to arrange for telephone redemptions or change payment instructions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Trust. The request must be signed by each shareholder of the account with the signature guarantees as described above. Once this feature has been requested, shares may be redeemed by calling Investor Services at (800) 241-4671 and giving the account name, account number, and amount of the redemption. Joint accounts require only one shareholder to call. If redemption proceeds are to be mailed or wired to the shareholder's bank account, the bank involved must be a commercial bank located within the United States.

If an investor redeems shares by telephone and requests wire payment, payment of the redemption proceeds will normally be made in federal funds on the next business day provided that the redemption order is received by the Transfer Agent before the relevant Fund's net asset value is calculated for the day. There may be a charge of up to $10 for all wire redemptions.


The Funds reserve the right to reject any redemption request and the redemption privilege may be modified or terminated at any time on 30-days' notice to shareholders. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Trust and the Transfer Agent employ reasonable procedures specified by the Funds to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to redeem or exchange by telephone will be required to provide their account number or other identifying information. All such telephone transactions will be tape recorded and confirmed in writing to the shareholder. The Trust may implement other procedures from time to time. If reasonable procedures are not implemented, the Trust and/or the Transfer Agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions. In periods of severe market or economic conditions, the telephone redemption of shares may be difficult to implement and shareholders should redeem shares by writing to the Transfer Agent at the address listed above. If for any other reason a shareholder is unable to redeem by telephone, shareholders should redeem shares by writing to the Transfer Agent at the address listed above.

TELEPHONE EXCHANGE


Shareholders are permitted to exchange their shares in a Fund for shares of other Funds in the Trust, provided that such shares may legally be sold in the state of the investor's residence, the shareholder has selected the appropriate box on the Account Application. In order to arrange for telephone exchange after an account has been opened, a written request must be sent to the Transfer Agent at its address listed above. The request must be signed by each shareholder of the account, with the signatures guaranteed as described above. Shares exchanged for shares of another Fund will be priced at their respective net asset values. In order to request an exchange by telephone, an investor must give the account name, account number and the amount or number of shares to be exchanged. An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

Exchange requests should be directed to the Transfer Agent at 1-800-241-4671. Shares subject to an exchange must have a current value of at least $1,000.

The Funds reserve the right to reject any exchange request and the exchange privilege may be modified or terminated at any time on 30-days' notice to shareholders. In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and shareholders should exchange shares by writing to the Transfer Agent at the address listed above.

In an effort to prevent unauthorized or fraudulent exchange requests by telephone, the Trust and the Transfer Agent employ reasonable procedures specified by the Funds to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to exchange by telephone will be required to provide their account number. All such telephone transactions will be tape recorded and confirmed in writing to the shareholder. The Trust may implement other procedures from time to time. If reasonable procedures are not implemented, the Trust and/or the Transfer Agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

PAYMENTS

After the Transfer Agent has received the redemption request and all proper documents, payment for shares tendered will generally be made within three business days. Payment may be delayed under unusual circumstances, as specified in the 1940 Act.

REDEMPTION IN KIND

If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of any Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of readily marketable securities from the portfolio of that Fund, in lieu of cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

REDEMPTIONS OF SMALL ACCOUNTS

A Fund may redeem all of the shares of any shareholder whose account has declined to a net asset value of less than $500, as a result of a transfer or redemption, at the net asset value determined as of the close of business on the business day preceding the sending of the proceeds of such redemption. The Trust would give shareholders whose shares were being redeemed 60-days' prior written warning in which to purchase sufficient shares to avoid such redemption.

REPURCHASES

The Trust may accept orders for the repurchase of its shares from certain qualified institutions. Such an institution may charge the shareholder a fee for its services. The Trust may also waive or modify its requirements as to proper form for such institutions.

WITHHOLDINGS; REPORTING

The Fund may be required to withhold federal income tax, at a rate of 31%, from proceeds of redemptions, if the shareholder is subject to backup withholding. Failure to provide a certified tax identification number at the time an account is opened will cause tax to be withheld. A Fund also may be required to report redemptions to the Internal Revenue Service.



--------------------------------------------------------------------------------

                           DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------



The Funds (except the ALPHATRAK 500 FUND) expect to declare dividends daily and pay them monthly to shareholders. The ALPHATRAK 500 FUND expects to declare and pay dividends to shareholders quarterly.


Distributions from net realized short-term gains, if any, and distributions from any net capital gains realized through October 31st of each year and not previously paid out will be paid out after that date; each Fund may also pay supplemental distributions after the end of the Fund's fiscal year. Dividends and distributions are paid in full and fractional shares of each Fund based on the net asset value per share at the close of business on the ex-dividend date, unless the shareholder requests, in writing to the Trust, payment in cash. The Trust will notify each shareholder after the close of its fiscal year of both the dollar amount and the tax status of that year's distributions.

Each Fund has elected and intends to continue to qualify (except for the newer Funds that intend to elect and qualify) to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1980, as amended (the "Code"). Each Fund is taxed as a separate entity under Subchapter M and must qualify on a separate basis. If so qualified, each Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any fiscal year which it distributes to its shareholders provided that at least 90% of its net investment income earned in the fiscal year is distributed.


The Taxpayers Relief Act, which was signed into law on August 5, 1997, was the most wide-ranging tax legislation since 1986. Several provisions affect the taxation of capital gains.

The Taxpayers Relief Act lowered the tax rate for long-term capital gains from 28% to 20%, but increased the holding period of assets from more than one year to more than 18 months. For persons in the 15% income tax bracket, the new rate is 10%.

Realized gains from capital assets held more than one year, but eighteen months or less, will be taxed at a 28% rate. These gains are called "mid-term" capital gains.

Also, capital gains in property held for more than five years will be eligible for an 18% tax rate, but this only applies to assets acquired after December 31, 2000; therefore, a shareholder will not benefit from this provision until the year 2006.

All dividends from net investment income together with distributions of short-term capital gains will be taxable as ordinary income to the shareholders even though paid in additional shares. Any net capital gains ("capital gains distributions") distributed to shareholders are taxable as the relevant type of capital gains to the shareholders regardless of the length of time a shareholder has owned his shares.


Dividends, interest and gains received by a Fund may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes.

Distributions will be taxable in the year in which they are received, except for certain distributions received in January, which will be taxable as if received the prior December. Shareholders of a Fund will be informed annually of the amount and nature of the Fund's distributions, including the portions, if any, that qualify for the dividends-received deduction, that are capital gain distributions, and that are a return of capital.

Additional information about taxes is set forth in the Statement of Additional Information. The foregoing discussion has been prepared by the management of the Funds, and does not purport to be a complete description of all tax implications of an investment in a Fund. Shareholders should consult their own advisors concerning the application of federal, state and local tax laws to their particular situations.

--------------------------------------------------------------------------------

                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


From time to time the Funds may quote average annual total return ("standardized return") in advertisements or promotional materials. Advertisements and promotional materials reflecting standardized return ("performance advertisements") will show percentage rates reflecting the average annual change in the value of an assumed initial investment in a Fund at the end of one-, five- and ten-year periods. If such periods have not yet elapsed, data will be given as of the end of a shorter period corresponding to the duration of the Fund. Standardized return assumes the reinvestment of all dividends and capital gain distributions.

The Funds also may refer in advertising and promotional materials to yield. A Fund's yield shows the rate of income that a Fund earns on its investments, expressed as a percentage of the net asset value of Fund shares. A Fund calculates yield by determining the income it earned from its portfolio investments for a specified 30-day period (net of expenses), dividing such income by the average number of Fund shares outstanding, and expressing the result as an annualized percentage based on the net asset value at the end of that 30-day period. Yield accounting methods differ from the methods used for other accounting purposes; accordingly, a Fund's yield may not equal the dividend income actually paid to investors or the income reported in the Fund's financial statements.

In addition to standardized return, performance advertisements also may include other total return performance data ("non-standardized return"). Non-standardized return may be quoted for the same or different periods as those for which standardized return is quoted and may consist of aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Further performance information is contained in the Funds' annual reports to shareholders, which may be obtained without cost.

All data included in performance advertisements will reflect past performance and are not indicative of future results. The investment return and principal value of an investment in a Fund will fluctuate, and an investor's proceeds upon redeeming Fund shares may be more or less than the original cost of the shares.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION
--------------------------------------------------------------------------------



Shareholder Report and Inquiries. Shareholders will receive annual financial statements, which are examined by the Funds' independent auditors, Deloitte & Touche LLP, as well as unaudited semi-annual financial statements. Unless otherwise requested, only one copy of each shareholder report or other material sent to shareholders will be sent to each household or address regardless of the number of shareholders or accounts at that household or address. Shareholder inquiries should be addressed to Metropolitan West Funds, First Data Investor Services Group, Inc., P.O. Box 61503, King of Prussia, Pennsylvania 19406-0903, (800) 241-4671.


--------------------------------------------------------------------------------

                      APPENDIX -- DESCRIPTION OF RATINGS
--------------------------------------------------------------------------------


MOODY'S INVESTORS SERVICE

BOND RATINGS:

"Aaa"--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Moody's applies numerical modifiers "l", "2" and "3" in each generic rating classification from Aa through B. The modifier "l" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the company ranks in the lower end of that generic rating category.

"A"--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

"Baa"--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba"--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B"--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

SHORT-TERM DEBT RATINGS:

Moody's short-term debt ratings are opinions regarding the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

"P-1"--Issuers rated "Prime-l" or "P-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

"P-2"--Issuers rated "Prime-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

BOND RATINGS:

"AAA"--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA"--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

"A"--Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

"BBB"--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

COMMERCIAL PAPER RATINGS:

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

"A-1"--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

"A-2"--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH INVESTORS SERVICES, INC.

BOND RATINGS:

The following summarizes the ratings used by Fitch for corporate bonds:

"AAA"--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA"--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

"A"--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB"--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

"BB"--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

"B"--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

SHORT-TERM DEBT RATINGS:

"F-1+"--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1"--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

"F-2"--Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

DUFF & PHELPS CREDIT RATING CO.

BOND RATINGS:
The following summarizes the ratings used by Duff & Phelps for long-term debt:

"AAA"--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

"AA+," "AA," "AA-"--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

"A+," "A," "A-"--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

"BBB+," "BBB," "BBB-"--Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

"BB+," "BB," "BB-"--Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

"B+," "B," "B-"--Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

SHORT-TERM DEBT RATINGS:

"D-1+"--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

"D-1"--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

"D-1-"--High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.


"D-2"--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                                   ADVISER:
                    Metropolitan West Asset Management, LLC
                     10880 Wilshire Boulevard, Suite 2020
                         Los Angeles, California 90024
                                (310) 446-7727


                                  CUSTODIAN:
                             The Bank of New York
                                48 Wall Street
                           New York, New York 10286



                                TRANSFER AGENT:
                   First Data Investor Services Group, Inc.
                              3200 Horizon Drive
                                P.O. Box 61503
                   King of Prussia, Pennsylvania 19406-0903
                                (800) 241-4671



                                   AUDITORS:
                             Deloitte & Touche LLP
                      1000 Wilshire Boulevard, Suite 1500
                         Los Angeles, California 90017


                                 DISTRIBUTOR:
                           FPS Broker Services, Inc.
                              3200 Horizon Drive
                                P.O. Box 61503
                   King of Prussia, Pennsylvania 19406-0903


                                LEGAL COUNSEL:
                     Paul, Hastings Janofsky & Walker LLP
                             345 California Street
                     San Francisco, California 94104-2635

         ------------------------------------------------------------

                                    PART B

                       COMBINED STATEMENT OF ADDITIONAL
                                  INFORMATION

                            METROPOLITAN WEST FUNDS
                            -----------------------


                   Metropolitan West Total Return Bond Fund
                   Metropolitan West Low Duration Bond Fund
                 Metropolitan West Short-Term Investment Fund
                     Metropolitan West AlphaTrak 500 Fund


         ------------------------------------------------------------

                             METROPOLITAN WEST FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION


                                  June 29, 1998

         This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Prospectus dated June 29, 1998, as supplemented from time to time, which includes Metropolitan West Total Return Bond Fund (the "TOTAL RETURN BOND FUND"), Metropolitan West Low Duration Bond Fund (the "LOW DURATION BOND FUND"), Metropolitan West Short-Term Investment Fund (the "SHORT-TERM INVESTMENT FUND") and Metropolitan West AlphaTrak 500 Fund (the "ALPHATRAK 500 FUND"). Copies of the Prospectus may be obtained at no charge from the Trust by writing to Metropolitan West Funds, 10880 Wilshire Boulevard, Suite 2020, Los Angeles, CA 90024. In this Statement of Additional Information, the Total Return Bond Fund, the Low Duration Bond Fund, the Short-Term Investment Fund and the AlphaTrak 500 Fund may be referred to collectively as the "Funds" or individually as a "Fund." Metropolitan West Asset Management, LLC (the "Adviser") is the investment adviser to the Funds.


                                TABLE OF CONTENTS


INVESTMENT OBJECTIVES AND POLICIES................................................................Page B-2
     INVESTMENT RESTRICTIONS......................................................................Page B-2
     REPURCHASE AGREEMENTS........................................................................Page B-3
     U.S. GOVERNMENT SECURITIES...................................................................Page B-3
     CORPORATE DEBT SECURITIES....................................................................Page B-4
     CONVERTIBLE SECURITIES.......................................................................Page B-4
     MORTGAGE-RELATED SECURITIES..................................................................Page B-4
     ASSET-BACKED SECURITIES......................................................................Page B-7
     RISK FACTORS RELATING TO INVESTING IN MORTGAGE-RELATED AND ASSET-BACKED SECURITIES...........Page B-7
     DURATION.....................................................................................Page B-8
     DERIVATIVE INSTRUMENTS.......................................................................Page B-8
     FOREIGN SECURITIES..........................................................................Page B-13
     FOREIGN CURRENCY OPTIONS AND RELATED RISKS..................................................Page B-14
     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.................................................Page B-14
     RISK FACTORS RELATING TO INVESTING IN HIGH-YIELD SECURITIES.................................Page B-15
     ILLIQUID SECURITIES.........................................................................Page B-16


MANAGEMENT.......................................................................................Page B-18
     TRUSTEES AND OFFICERS.......................................................................Page B-18
     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................................Page B-19
     PORTFOLIO TRANSACTIONS AND BROKERAGE........................................................Page B-20
     INVESTMENT ADVISORY SERVICES................................................................Page B-21
     ADMINISTRATOR...............................................................................Page B-21
     CUSTODIAN AND TRANSFER AGENT................................................................Page B-22
     DISTRIBUTOR.................................................................................Page B-22
     SHARE MARKETING PLAN........................................................................Page B-22

DIVIDENDS AND TAX STATUS.........................................................................Page B-23

PERFORMANCE INFORMATION..........................................................................Page B-25

GENERAL INFORMATION ABOUT THE TRUST..............................................................Page B-26

ADDITIONAL INFORMATION...........................................................................Page B-27

FINANCIAL STATEMENTS.............................................................................Page B-27





                                                                        Page B-1

                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objective of the TOTAL RETURN BOND FUND is to seek to maximize long-term total return.

         The investment objective of the LOW DURATION BOND FUND is to seek to maximize current income, consistent with preservation of capital. Capital appreciation is a secondary consideration of the Fund.

         The investment objective of the SHORT-TERM INVESTMENT FUND is to seek to maximize current income, consistent with the preservation of capital. Capital appreciation is a secondary consideration of the Fund.


         The investment objective of the ALPHATRAK 500 FUND is to seek to achieve a total return that exceeds the total return of the S&P 500 Index ("S&P 500 Index").


         The portfolio, and strategies with respect to the composition of each Fund, are described in the Funds' prospectus.

INVESTMENT RESTRICTIONS

         Each Fund has adopted the following restrictions (in addition to those indicated in the prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority" of that Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the vote of the holders of a "majority" of a Fund's outstanding voting securities means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares.

         Except as noted, no Fund may:


         1. Purchase any security, other than obligations of the U.S. Government, its agencies, or instrumentalities ("U.S. Government securities") or mutual funds, if as a result: (i) with respect to 75% of its total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or
                  (ii) more than 25% of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry.


         2. Purchase securities on margin (but any Fund may obtain such short-term credits as may be necessary for the clearance of transactions), provided that the deposit or payment by a Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

         3. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

         4. Issue senior securities, borrow money or pledge its assets, except that any Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Funds may borrow from banks or enter into reverse repurchase agreements and pledge assets in connection therewith, but only if immediately after each borrowing there is asset coverage of at least 300%.

         5. Purchase any security (other than U.S. Government securities) if as a result, with respect to 75% of the Fund's total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

         6. Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         7. Make investments for the purpose of exercising control or management.




                                                                        Page B-2

         8. Participate on a joint or joint and several basis in any trading account in securities, except to the extent the Fund has received an exemptive order from the Securities and Exchange Commission permitting such account.

         9. Invest in commodities; except that the Fund may invest in futures contracts or options on futures contracts (a) for bona fide hedging purposes within the meaning of regulations of the Commodity Futures Trading Commission "CFTC"), or (b) for other than bona fide hedging purposes if, as a result thereof, no more than 5% of that Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts (excluding in-the-money amounts). (This is an operating policy that may be changed without shareholder approval, consistent with applicable regulations.)


         In addition, the Trust has adopted the following non-fundamental policies so that no Fund will: (a) invest in securities of any issuer if, to the knowledge of the Trust, any officer or Trustee of the Trust or managing director of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such Trustees and managing directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; (b) invest in interests in oil, gas, or other mineral leases or exploration of development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs; (c) invest more than 15% of its net assets in illiquid securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Securities Act") that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees, provided that the total amount of Fund assets invested in restricted securities will not exceed 15% of net assets; and (d) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or other acquisition of assets or except as disclosed in the Prospectus, unless immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company would be owned by the Fund, (ii) except as disclosed in the Prospectus, 5% of the Fund's total assets would be invested in any one such company, and (iii) except as disclosed in the Prospectus, 10% of the Fund's total assets would be invested in such securities.


REPURCHASE AGREEMENTS

         A repurchase transaction occurs when, at the time a Fund purchases a security, that Fund also resells it to a vendor (normally a commercial bank or broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the "Resold Securities." The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed-upon sum at the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. The Adviser will consider the creditworthiness of any vendor of repurchase agreements. Repurchase agreements can be considered as loans "collateralized" by the Resold Securities, and are defined as "loans" in the 1940 Act. The return on such collateral may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest earned thereon. All Resold Securities will be held by the Fund's custodian either directly or through a securities depository (tri-party repurchase agreement) or the Federal Reserve book-entry system.

U.S. GOVERNMENT SECURITIES

         U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association and the International Bank for Reconstruction and Development.

         Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such instrumentality only when the Adviser is satisfied that the credit risk with respect to that instrumentality is acceptable.


                                                                        Page B-3

         The Funds may invest in component parts of the U.S. Treasury notes or bonds, namely, either the principal of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) Treasury obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, (iii) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components, or (iv) receipts evidencing the component parts (principal or interest) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (principal or interest) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS), and are not issued by the U.S. Treasury, therefore they are not U.S. Government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

CORPORATE DEBT SECURITIES

         A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes or other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, which are in the Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

CONVERTIBLE SECURITIES

         The Funds may invest in convertible securities of domestic or foreign issuers, that meet the ratings criteria set forth in the Prospectus. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specific period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also offers an investor the opportunity, through its conversion feature, to participate in the capital attendant upon a market price advance in the convertible security's underlying common stock.

         In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the stock of the same issuer.

MORTGAGE-RELATED SECURITIES

         The Funds may invest in residential or commercial mortgage-related securities, including mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), adjustable rate mortgage securities, CMO residuals," stripped mortgage-related securities, floating and inverse floating rate securities and tiered index bonds.

         MORTGAGE PASS-THROUGH SECURITIES: Mortgage pass-through securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect "passing through" monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Early payment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.




                                                                        Page B-4

         There are currently three types of mortgage pass-through securities,
(i) those issued by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"); (ii) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but usually having some form of private credit enhancement.

         GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by the institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Obligations of FNMA and FHLMC are not backed by the full faith and credit of the United States Government. In the case of obligations not backed by the full faith and credit of the United States Government, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. FNMA and FHLMC may borrow from the U.S. Treasury to meet their obligations, but the U.S. Treasury is under no obligation to lend to FNMA or FHLMC.

         Private mortgage pass-through securities are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. The insurance and guarantees and the credit worthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Private mortgage pass-through securities may be bought without insurance or guarantees if, through an examination of the loan experience and practices of the originator/services and poolers, the Adviser determines that the securities meet the Funds' quality standards.

         COLLATERALIZED MORTGAGE OBLIGATIONS: CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit ("REMIC"). All future references to CMOs shall also be deemed to include REMICs.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

         Certain issuers of CMOs are not considered investment companies pursuant to a rule recently adopted by the Securities and Exchange Commission ("SEC"), and the Funds may invest in the securities of such issuers without the limitations imposed by the 1940 Act on investments by the Fund in other investment companies. In addition, in reliance on an earlier SEC interpretation, the Fund's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the 1940 Act on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, issuers of these CMOs must be unmanaged, fixed asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act and (d) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Funds select CMOs that cannot rely on the rule or do not meet the above requirements, the Funds may not invest more than 10% of their assets in all such entities and may not acquire more than 3% of the voting securities of any single entity.

         The Funds also may invest in, among other things, parallel pay CMOs, Planned Amortization Class CMOs ("PAC bonds"), sequential pay CMOs, and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC bonds generally require payments of a specified amount of principal on each payment date.


                                                                        Page B-5

Sequential pay CMOs generally pay principal to only one class while paying interest to several classes. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing mortgage index or rate. Typical indices would include the eleventh district cost- of-funds index, the London Interbank Offered Rate, one-year Treasury yields, and ten-year Treasury yields.

         ADJUSTABLE RATE MORTGAGE SECURITIES: Adjustable rate mortgage securities ("ARMs") are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, 36, or 60 scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

         The ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest may be adjusted for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the ARM's maximum rate, the ARM's coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely have fallen.

         Some ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then utilized to reduce the outstanding principal balance of the ARM.

         CMO RESIDUALS: CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-related securities. See "Stripped Mortgage- Related Securities" below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-related securities, in certain circumstances a Fund may fail to recoup its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.


         STRIPPED MORTGAGE-RELATED SECURITIES: Stripped mortgage-related securities ("SMRS") are derivative multi-class mortgage securities. SMRS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

         SMRS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMRS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest, (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including



                                                                        Page B-6
prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.


         Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently introduced. As a result, established trading markets have not yet been fully developed and accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities. See "Securities and Techniques Used by the Funds-Mortgage-Related Securities" in the Prospectus.


         INVERSE FLOATERS: An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction to the interest rate on another security or index level. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond. Inverse floaters may experience gains when interest rates fall and may suffer losses in periods of rising interest rates. The market for inverse floaters is relatively new.

         TIERED INDEX BONDS: Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined "strike" rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the "strike" rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

ASSET-BACKED SECURITIES

         The Funds may invest in various types of asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through or in a pay-through structure similar to the CMO structure. Investments in these and other types of asset-backed securities must be consistent with the investment objectives and policies of the Funds.

RISK FACTORS RELATING TO INVESTING IN MORTGAGE-RELATED AND ASSET-BACKED
SECURITIES

         The yield characteristics of mortgage-related and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Funds purchase such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Funds purchase these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Funds may invest a portion of their assets in derivative mortgage-related securities which are highly sensitive to changes in prepayment and interest rates. The Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

         During periods of declining interest rates, prepayment of mortgages underlying mortgage-related securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in high-yielding mortgage-related securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable rates is subject to generally prevailing interest rates at that time. Prepayments may also result in the realization of capital losses with respect to higher yielding securities that had been bought at a premium or the loss of opportunity to realize capital gains in the future from possible future appreciation.

         Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.




                                                                        Page B-7

DURATION

         In selecting fixed-income securities for the Funds, the Adviser makes use of the concept of duration. Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure.

         Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in the level and structure of interest rates.

         Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration is a measure of the expected life of a fixed-income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

         Futures, options and options on futures have durations, which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.

         Short futures or put option positions have durations roughly equal to the negative of the duration of the securities that underlie those positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

         There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency that coupon is reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

DERIVATIVE INSTRUMENTS

         As indicated in the Prospectus, to the extent consistent with their investment objectives and policies, the Funds may purchase and write call and put options on securities, securities indexes and on foreign currencies and enter into futures contracts and use options on futures contracts. The Funds also may enter into swap agreements with respect to foreign currencies, interest rates and securities indexes. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, or securities prices or as part of their overall investment strategies. Each Fund will maintain designated assets consisting of cash, U.S. Government securities, or other liquid debt or equity securities (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options and futures contracts to avoid leveraging of the Fund.

         OPTIONS ON SECURITIES AND ON SECURITIES INDEXES: A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund's holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.




                                                                    Page     B-8

         The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

         RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDEXES. As mentioned above, there are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

         If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may use interest rate, foreign currency or index futures contracts, as specified for that Fund in the Prospectus. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P 100; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future.

         A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         Each Fund will use futures contracts and options on futures contracts in accordance with the applicable rules of the CFTC under which the Trust and the Funds avoid being deemed a "commodity pool" and the Adviser being deemed a "commodity pool operator." Accordingly, each Fund intends generally to limit its use of futures contracts and futures options as described below under "Limitations on Use of Futures and Futures Options."


         Except for the AlphaTrak 500 Fund, the Funds generally will use futures for hedging purposes only. The AlphaTrak 500 Fund uses futures in an effort to achieve total return greater than the S&P 500, as described in the Prospectus. With respect to hedging



                                                                    Page     B-9
transactions, for example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce a Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         A Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

          When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

         A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

         The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also designate liquid assets equivalent to the amount, if any, by which the put is "in the money."


         LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS. Except for the AlphaTrak 500 Fund, the Funds generally will enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.


         When purchasing a futures contract, a Fund will designate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

         When selling a futures contract, a Fund will designate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher


                                                                       Page B-10
than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

         When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

         When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

         To the extent that securities with maturities greater than one year are used to establish and collateralize or cover a Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund's portfolio such that the Fund's duration does not exceed the maximum permitted for the Fund in the Prospectus.

         The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Dividends and Tax Status."

         RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities. and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FORWARD CURRENCY EXCHANGE CONTRACTS AND OPTIONS THEREON. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the


                                                                       Page B-11

United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

         SWAP AGREEMENTS. The Funds may enter into interest rate, index and currency exchange rate swap agreements. These transactions are entered into in a attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a designated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

         Whether a Fund's use of swap agreements will be successful in furthering its investment objectives will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the "Code") may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreements must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.



                                                                       Page B-12

         This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

         STRUCTURED NOTES. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Adviser analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

FOREIGN SECURITIES

         The Funds may also invest in fixed-income securities of issuers located in emerging foreign markets. Emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, Malaysia, New Zealand, Hong Kong, Singapore and most Western European countries. In determining what countries constitute emerging markets, the Adviser will consider, among other things, data, analysis and classification of countries published or disseminated by the International Bank for Reconstruction and Development (the "World Bank") and the International Financial Corporation. Currently, investing in many emerging markets may not be desirable or feasible, because of the lack of adequate custody arrangements for a Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Funds expect to expand and further broaden the group of emerging markets in which they invest.

         From time to time, emerging markets have offered the opportunity for higher returns in exchange for a higher level of risk. Accordingly, the Adviser believes that each Fund's ability to invest in emerging markets throughout the world may enable the achievement of results superior to those produced by funds, with similar objectives to those of the Funds, that invest solely in securities in developed markets. There is no assurance that any Fund will achieve these results.

         The Funds may invest in the following types of emerging market fixed-income securities: (a) fixed-income securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions, or by government-owned, controlled or sponsored entities, including central banks (collectively, "Sovereign Debt"), including Brady Bonds (described below); (b) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of Sovereign Debt; (c) fixed-income securities issued by banks and other business entities; and (d) fixed-income securities denominated in or indexed to the currencies of emerging markets. Fixed-income securities held by the Funds may take the form of bonds, notes, bills, debentures, bank debt obligations, short-term paper, loan participations, assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of any of the foregoing. There is no requirement with respect to the maturity of fixed-income securities in which the Funds may invest.

         The Funds may invest in Brady Bonds and other Sovereign Debt of countries that have restructured or are in the process of restructuring Sovereign Debt pursuant to the Brady Plan. "Brady Bonds" are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other agreements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

         Emerging market fixed-income securities generally are considered to be of a credit quality below investment grade, even though they often are not rated by any nationally recognized statistical rating organizations. Investment in emerging market fixed-income securities will be allocated among various countries based upon the Adviser's analysis of credit risk and its consideration of a number of factors, including: prospects for relative economic growth among the different countries in which the Funds may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors. The Adviser's emerging


                                                                       Page B-13
market sovereign credit analysis includes an evaluation of the issuing country's total debt levels, currency reserve levels, net exports/imports, overall economic growth, level of inflation, currency fluctuation, political and social climate and payment history. Particular fixed-income securities will be selected based upon credit risk analysis of potential issuers, the characteristics of the security and interest rate sensitivity of the various debt issues available with respect to a particular issuer, analysis of the anticipated volatility and liquidity of the particular debt instruments, and the tax implications to the Fund. The emerging market fixed-income securities in which the Funds may invest are not subject to any minimum credit quality standards.

FOREIGN CURRENCY OPTIONS AND RELATED RISKS

         The Funds may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Funds hold in their portfolios or intend to purchase. For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

         The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

         RISKS OF OPTIONS TRADING: The Funds may effectively terminate their rights or obligations under options by entering into closing transactions. Closing transactions permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of a foreign security. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

         Options normally have expiration dates of up to nine months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and a Fund will realize a loss of any premium paid and any transaction costs. Closing transactions may be effected only by negotiating directly with the other party to the option contract, unless a secondary market for the options develops. Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, a Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it had purchased in order to realize any profit.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

         The Funds may use forward contracts to protect against uncertainty in the level of future exchange rates. The Funds will not speculate with forward contracts or foreign currency exchange rates.

         A Fund may enter into forward contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock" in the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates


                                                                       Page B-14
during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         A Fund also may use forward contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that the Adviser believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Funds' portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

         The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. A Fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or (2) the Fund designates liquid assets in an amount not less than the value of the Fund's total assets committed to the consummation of the contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

         At or before the maturity date of a forward contract that requires a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

         The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

RISK FACTORS RELATING TO INVESTING IN HIGH-YIELD SECURITIES

         Lower-rated or unrated (i.e. high-yield) securities are more likely to react to developments affecting market risk (such as interest rate sensitivity, market perception of creditworthiness of the issuer and general market liquidity) and credit risk (such as the issuer's inability to meet its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The Adviser considers both credit risk and market risk in making investment decisions for the Funds. Investors


                                                                       Page B-15
should carefully consider the relative risk of investing in high-yield securities and understand that such securities are not generally meant for short-term trading.

         The amount of high-yield securities outstanding proliferated in the 1980's in conjunction with the increase in merger and acquisition and leveraged buyout activity. Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations upon maturity. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Funds' net asset value.

         Lower-rated or unrated debt obligations present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher- rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

ILLIQUID SECURITIES

         A Fund may not invest more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions of resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements have a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illegal securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Currently the Funds may invest in securities issued in private placements.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A established a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this rule and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g. the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one or two of the highest rating categories by at least two nationally recognized statistical rating organizations ("NRSRO"), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Adviser, and
(ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest.


                                                                       Page B-16

Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


                                                                       Page B-17

                                   MANAGEMENT

TRUSTEES AND OFFICERS

         The Trustees and officers of the Trust are:


                                            POSITION                   PRINCIPAL OCCUPATIONS
NAME AND ADDRESS                     AGE    WITH THE TRUST             DURING PAST FIVE YEARS
----------------                     ---    --------------             ----------------------


Scott B. Dubchansky*                 38     Chairman,                  Mr. Dubchansky has been the Chief Executive Officer
10880 Wilshire Blvd., Suite 2020            President and              of the Adviser since August 1996. From August 1992 through
Los Angeles, CA  90024                      Chief Executive            August 1996, Mr. Dubchansky was a Senior Vice President of
                                            Officer                    Donaldson Lufkin & Jenrette in the Fixed Income division.
                                                                       Prior to August 1992, Mr. Dubchansky was Senior Vice
                                                                       President, fixed income sales at Kidder Peabody and
                                                                       responsible for fixed income sales to institutional clients.

Keith T. Holmes*                     46     Trustee                    Mr. Holmes has been a partner of the law firm King, Purtich,
2121 Avenue of the Stars,                                              Holmes, Paterno & Berliner (and its predecessor firm King,
22nd Floor                                                             Purtich & Holmes) since 1992.  Mr. Holmes
Los Angeles, CA 90067                                                  practices corporate finance and real estate law.  Mr.
                                                                       Holmes' firm has performed legal services for the Adviser and its affiliates.

Martin Luther King III               41     Trustee                    Since 1980, Mr. King has been engaged as an independent
P.O. Box 50608                                                         motivational lecturer.  From January 1987 until November
Atlanta, GA 30314                                                      1993, Mr. King was County Commissioner for Fulton County in
                                                                       Atlanta, Georgia.

James M. Lippman                     41     Trustee                    Since 1990, Mr. Lippman has been the President of JRK
11766 Wilshire Boulevard                                               Asset Management, Inc., a real estate firm that is primarily
Los Angeles, CA 90025                                                  engaged in owning and operating multi-family and hotel
                                                                       properties. From 1990 to 1993, Mr.Lippman was Managing
                                                                       Director of The Signature Group, a real estate investment
                                                                       fund.

Daniel D. Villanueva                 61     Trustee                    Mr. Villanueva is the Chairman and Managing Director of
1999 Avenue of the Stars,                                              Bastion Capital Corporation (investments).
No. 2960
Los Angeles, CA 90067

Richard H. Schweitzer                33     Treasurer and              Since 1996, Mr. Schweitzer has been the Chief Financial
10880 Wilshire Blvd., Suite 2020            Principal Accounting       Officer of Metropolitan West Securities, Inc.  From 1995 to
Los Angeles, CA  90024                      and Financial Officer      1996, Mr. Schweitzer was a Senior Investment Analyst with
                                                                       Astra Management of Beverly Hills.  From 1992 until 1995, he was an Investment Analyst with the Pilgrim Group in Century
                                                                       City.

Lara Mulpagano                       --     Secretary and              Ms. Mulpagano is an employee of Metropolitan West
10880 Wilshire Blvd., Suite 2020            Assistant Treasurer        Securities, Inc.
Los Angeles, CA  90024


-------------------

* "Interested" Trustee, as defined in the 1940 Act, due to the relationship indicated with the Adviser.




                                                                       Page B-18

         The Trust does not pay salaries to any of its Officers or fees to any of its Trustees who are affiliated with the Adviser. Disinterested Trustees receive an annual retainer of $3,000 and $750 for each meeting of the Board of Trustees attended.


         The total compensation paid by the Trust to each Trustee during the fiscal year ended March 31, 1998 is set forth below:





                                                         Total Compensation
           Name of Trustee                                From the Trust
           ---------------                               ------------------
           Scott B. Dubchansky                                  None

           Keith T. Holmes                                      None

           Martin Luther King III                              $4,500

           James M. Lippman                                    $4,500

           Daniel D. Villanueva                                $4,500


         For information as to ownership of shares by officers and Trustees of the Trust, see below under "CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES."

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of May 31, 1998, the Trustees and officers of the Trust, individually and as a group, owned beneficially less than 1% of the outstanding shares of the TOTAL RETURN BOND FUND and LOW DURATION BOND FUND and of the Trust.

         As of May 31, 1998, the following persons owned beneficially more than 5% of the outstanding voting shares of the following:



         FUND                                                 PERCENT OWNERSHIP
         ----                                                 -----------------
         TOTAL RETURN BOND FUND:

         Charles Schwab & Co. Inc. Special                         30.92%
         Custody Acct FBO Customers
         Attention: Mutual Funds
         101 Montgomery Street
         San Francisco, California 94104

         Bob & Co.                                           12.39%
         P.O. Box 1809
         Boston, Massachusetts 02105

         Enele Co.                                           12.27%
         FBO Clark College Fund
         1211 S.W. 5th Avenue, Suite 1900
         Portland, Oregon 97204

         Virg & Co.                                           9.60%
         Attention: Mutual Funds Department
         P.O. Box 9800
         Calabasas, California 91302





                                                                       Page B-19



         USBN of Oregon                                        7.73%
         Custodian Edward R. Hall Share A Trust
         Attention: Mutual Funds PL 6
         P.O. Box 3168
         Portland, Oregon 97208-3168

         Northern Trust Co.                                    7.46%
         Trust Nike Inc. 401k
         P.O. Box 92956
         Chicago, Illinois 60675

         LOW DURATION BOND FUND:

         Charles Schwab & Co. Inc. Special                             18.01%
         Custody Acct FBO Customers
         Attention: Mutual Funds
         101 Montgomery Street
         San Francisco, California 94104

         Mayo Foundation                                      17.63%
         200 First Street S.W.
         Rochester, Minnesota 55905

         McKinsey Master Retirement Trust                     13.79%
         c/o McKinsey & Co.
         55 East 52nd Street
         New York, New York 10022

         Bost & Co.                                           13.10%
         FBO MJ Murdock Charitable Trust
         Mutual Funds Operations
         P.O. Box 3198
         Pittsburgh, Pennsylvania 15230-3198

         Pacific Century Trust                                 9.50%
         Trst Retirement Plan for Pilots
         of Hawaiian Airlines Inc.
         P.O. Box 888
         Honolulu, Hawaii 96808


PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Investment Advisory Agreement states that in connection with its duties to arrange for the purchase and sale of securities held in the portfolio of each Fund by placing purchase and sale orders for that Fund, the Adviser shall select such broker-dealers ("brokers") as shall, in the Adviser's judgment, implement the policy of the Trust to achieve "best execution", i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker.

         The Adviser is also authorized by the Agreement to consider whether the broker provides brokerage and/or research services to the Funds and/or other accounts of the Adviser. The Agreement states that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Adviser shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Agreement provides


                                                                       Page B-20
that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Adviser shall be prepared to show that commissions paid (i) were for purposes contemplated by the Agreement;
(ii) were for products or services which provide lawful and appropriate assistance to the Adviser's decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information. The Adviser is also authorized to consider sales of shares of each Fund and/or of any other investment companies for which the Adviser acts as Adviser as a factor in the selection of brokers to execute brokerage and principal transactions, subject to the requirements of Abest execution," as defined above.

         The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information assisting the Trust in the valuation of the Funds' investments. The research which the Adviser may receive for the Funds' brokerage commissions, whether or not useful to a Fund, may be useful to the Adviser in managing the accounts of the Adviser's other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to any Fund.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased by the Funds directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.


         For the fiscal year ended March 31, 1998, brokerage commissions (as opposed to dealer mark-ups) paid by the Funds were as follows: Total Return Bond Fund -- None; Low Duration Bond Fund -- None.

INVESTMENT ADVISORY SERVICES

Under the Investment Advisory Agreement relating to the Funds, the Adviser, a registered investment adviser, provides the Funds with investment management services. As compensation for these services, the Adviser charges the Total Return Bond Fund and the Low Duration Fund a fee, computed daily and payable monthly, at an annual rate of 0.55% and 0.48%, respectively, of each Fund's average daily net assets. As compensation for its services to the AlphaTrak 500 Fund only, the Fund pays the Adviser an advisory fee that consists of two components. The first component is a basic fee equal to an annual rate of .35% of the Fund's average daily net assets. The second component is a performance fee adjustment that can increase or decrease the basic fee by as much as .35% depending on the performance of the Fund compared to the S&P 500 Index. Certain officers and trustees of the Funds are also officers and directors of the Adviser. All officers serve without direct compensation from the Funds. Investment advisory fees and other transactions with affiliates, for the year ended March 31, 1998, were as follows:



                                 Investment                                            Advisory Fees
                                  Advisory                  Contractual            Reduced and Expenses
                                  Fee Rate                 Advisory Fees           Reimbursed by Adviser
                                  --------                 -------------           ---------------------
Total Return Bond Fund              0.55%                     $ 74,072                   $181,479

Low Duration Bond Fund              0.48%                     $285,202                   $209,717



The Adviser may recoup advisory fees reduced and expenses reimbursed to the Funds within the three years following such reduction or reimbursement if operating expenses (before reduction and reimbursement) are less than the applicable expense limitation.


ADMINISTRATOR


         The Funds have an Administration Agreement with First Data Investor Services Group, Inc. ("Investor Services Group" or the "Administrator"), with offices at 3200 Horizon Drive, P.O. Box 61503, King of Prussia, Pennsylvania 19406-0903. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Funds; prepare all required filings necessary to maintain the Funds' qualifications and/or registrations to sell shares in all states where each Fund currently does, or intends to do, business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund-related expenses; monitor

                                                                       Page B-21
and oversee the activities of the Funds' servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary each Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Funds and the Administrator. For its services, the Administrator receives an annual fee of .15% of the first $50 million of the Trust's average daily net assets, .10 % of the next $50 million and .05% over $100 million, subject to a minimum annual fee of $55,000 (and $12,000 for each additional series after the first). For the fiscal year ended March 31, 1998, the administrative fees paid by the Total Return Bond Fund and the Low Duration Bond Fund totaled $48,576 and $52,311, respectively.


CUSTODIAN AND TRANSFER AGENT


         Investor Services Group also serves as the coordinator for custody services provided by the custodian for the Funds under a Custody Administration and Agency Agreement. The Bank of New York serves as the Funds' custodian under a separate Custody Agreement. The Administrator serves as the transfer agent for the Funds under a Transfer Agent Services Agreement.


DISTRIBUTOR


         FPS Broker Services, Inc. (the "Distributor"), a broker-dealer affiliated with the Administrator, acts as each Fund's principal underwriter in a continuous public offering of the Fund's shares. After its initial term of two years, the Underwriting Agreement between the Funds, the Adviser and the Distributor continues in effect for periods not exceeding one year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of each Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not parties to such agreement or interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties thereto upon 60 days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.


SHARE MARKETING PLAN

         The Trust has adopted has adopted a Share Marketing Plan (or Rule 12b-1
Plan) (the "12-b-1 Plan") with respect to the Funds Pursuant to Rule 12b-1 under the 1940 Act. The Adviser serves as the distribution coordinator under the 12b-1 Plan and, as such, receives for disbursement any fees paid by the Funds pursuant to the 12b-1 Plan.

         On April 1, 1997, the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (the "Independent Trustees") adopted the 12b-1 Plan.

         Under the 12b-1 Plan, each Funds pays distribution fees to the Adviser at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets to reimburse the Adviser for its expenses in connection with the promotion and distribution of the shares. The Funds and the Adviser presently are waiving all Rule 12b-1 fees. The Funds would notify shareholders in writing at least 30 days before rescinding that waiver.

         The 12b-1 Plan provides that the Adviser may use the Rule 12b-1 distribution fees received from a Fund only to pay for the distribution expenses of that Fund. Distribution fees are accrued daily and paid monthly, and are charged as expenses of the shares as accrued.

         A Fund's shares are not obligated under the 12b-1 Plan to pay any distribution expense in excess of the distribution fee. Thus, if the 12b-1 Plan were terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed to the Adviser.

         The 12b-1 Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Trustees of the Trust, including a majority of the Independent Trustees, vote annually to continue the 12b-1 Plan. The 12b-1 Plan (and any distribution agreement between the Trust, the Distributor or the Adviser and a selling agent) may be terminated without penalty upon at least 60-days' notice by the Distributor or the Adviser, or by the Trust by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the 1940 Act).

         All distribution fees paid by the Funds under the 12b-1 Plan will be paid in accordance with Conduct Rule 2830 of NASD Regulation, Inc., as such Rule may change from time to time. Pursuant to the 12b-1 Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred by the Adviser on behalf of each Fund. In addition, as long as the


                                                                       Page B-22

12b-1 Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the Investment Company Act) of the Trust shall be made by the Trustees then in office who are not interested persons of the Trust.

                                 NET ASSET VALUE

         As indicated in the Prospectus, the net asset value per share of each Fund's shares will be determined at the close of the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. New York time, but the NYSE sometimes closes earlier) on each day that the NYSE is open for trading and banks are open for business. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Banks are also closed on Columbus Day and Veterans' Day. However, the NYSE and banks may close on days not included in that announcement. Also, no Fund is required to compute its net asset value on any day on which no order to purchase or redeem its shares is received.

         Fixed-income securities which are traded on a national securities exchange will be valued at the last sale price or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such exchange. However, securities with a demand feature exercisable within one to seven days are valued at par. The Funds receive pricing information from Interactive Data Corporation ("IDC") and other independent pricing vendors. IDC and others, including Merrill Lynch, Bloomberg and Muller, are regarded as some of the more common sources of readily available pricing information for fixed-income securities. Prices provided by IDC and other private vendors also may be based on quotations from one or more market makers.

         The Funds use a benchmark pricing system to the extent prices for securities are either inaccurate (such as when the prices are different from recent known market transactions) or are not available from IDC or another pricing source. For a security priced using this system, the Adviser initially selects a benchmark composed of a relevant U.S. Treasury security and a multiplier or divisor that the Adviser believes would together best reflect changes in the market value of the security. The Adviser adjusts the value of the security daily based on changes to the market price of the assigned benchmark. Once each month the Adviser obtains from one or more dealers an independent review of prices produced by the benchmark system as well as a review of the benchmark selected to adjust the price. Although the Adviser believes that benchmark pricing is the most reliable method for pricing securities not priced by IDC or others, there is no assurance that the benchmark price reflects the actual price for which a Fund could sell a security. The accuracy of benchmark pricing depends on the judgment of one or more market makers regarding a security's market price, as well as the choice of the appropriate benchmark, subject to review by the Adviser. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board of Trustees.

         Debt securities which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.



         Trading in securities listed on foreign securities exchanges or over-the-counter markets is normally completed before the close of regular trading on the NYSE. In addition, foreign securities trading may not take place on all business days in New York and may occur on days on which the NYSE is not open. In addition, foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Events affecting the value of foreign securities and currencies will not be reflected in the determination of net asset value unless the Board of Trustees determines that the particular event would materially affect net asset value, in which case an adjustment will be made. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Foreign currency exchange transactions conducted on a spot basis are valued at the spot rate prevailing in the foreign exchange market.

         Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board of Trustees.

                            DIVIDENDS AND TAX STATUS


         Each Fund has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Code, except for the AlphaTrak 500 Fund that intends to elect and qualify for that treatment. Qualification as a regulated investment company requires, among other things, that (a) at least 90% of a Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, dividends, payments with respect to securities loans, and



                                                                       Page B-23
gains from the sale or other disposition of securities, foreign currencies or options (including forward contracts) thereon; and (b) a Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). In addition, in order to qualify as a regulated investment company a Fund must distribute to its shareholders at least 90% of its net investment income, other than net capital gains, earned in each year. As such, and by complying with the applicable provisions of the Code, a Fund will not be subject to federal income tax on taxable income (including realized capital gains) that it distributes to shareholders in accordance with the timing requirements of the Code.

         A Fund must pay an excise tax to the extent it does not distribute to its shareholders during each calendar year at least 98% of its ordinary income for that calendar year, 98% of its capital gains over capital losses for the one-year period ending October 31 in such calendar year, and all undistributed ordinary income and capital gains for the preceding respective one-year period. The Funds intend to meet these distribution requirements to avoid excise tax liability. If the net asset value of shares of a Fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for Federal income tax purposes.

         The Taxpayer Relief Act (the "Relief Act") reduced the maximum tax on long-term capital gains from 28% to 20% for taxpayers in all brackets except for those in the 15% bracket, whose maximum rate will be 10% on those gains. It also lengthened the required holding period to obtain the lower rate from more than 12 months to more than 18 months.

         For tax years beginning after December 31, 2000, additional rules apply. For taxpayers in the 15% tax bracket, a new low rate of 8% (instead of 10%) will apply to gains from the sale of assets held for more than 5 years. For taxpayers in higher tax brackets, the top rate on those gains will drop from 20% to 18%. The date that the 5-year holding period starts, however, is different for the two groups.

         Corporate shareholders are eligible to deduct 70% of dividends received from domestic corporations. The Funds pass through this benefit to their corporate shareholders subject to limitations under Section 854 of the Code. The dividends-received deduction is allowed to a corporate shareholder only if the shareholder satisfies a 46-day holding period for the dividend-paying stock (or a 91-day period for certain dividends on preferred stock). The 46-day (91-day) holding period generally does not include any time in which the shareholder is protected from the risk of loss otherwise inherent in the ownership of an equity interest. The Relief Act provided that the taxpayer must satisfy the holding period requirement with respect to each dividend. This determination is made by looking at the 90-day (180-day) period starting 45 days (90 days) before the ex-date. The 46 days (91 days) do not have to be consecutive and do not include any day in which risk of loss is diminished.

         A Fund must satisfy the above holding period requirements in order to pass through this benefit to its corporate shareholders. In addition, a corporate shareholder of a Fund must also satisfy the holding period requirement with respect to its Fund Shares. In determining the extent to which a Fund's dividends may be eligible for the 70% dividends-received deduction by corporate shareholders, interest income, capital gain net income, gain or loss from
Section 1256 contracts (described below), dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction.


         The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Funds. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

         For accounting purposes, when a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by a Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

         Any security, option, or other position entered into or held by a Fund that substantially diminishes the Fund's risk of loss from any other position held by the Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on


                                                                       Page B-24
disposition of the offsetting position; that the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain not being treated as long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term losses. Different elections are available to a Fund that may mitigate the effects of the straddle rules.

         Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of
Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term gain or loss.

         A Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. A Fund may invest in the stock of foreign investment companies that may be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that a Fund derives from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, a Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. Each Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, a Fund may incur the PFIC tax in some instances.


         Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on forward foreign currency exchange contracts (other than forward foreign currency exchange contracts that are governed by Section 1256 of the Code and for which no election is made) or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are also treated as ordinary gain or loss. These gains and losses, referred to as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the Fund's net capital gain. If a Fund's Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing the basis of each shareholder's shares.

         Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares received in connection with the payment of a dividend by a Fund constitute a replacement of shares.


         The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in a Fund. Paul, Hastings Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and other foreign persons are subject to different tax rules, and may be subject to United States federal income tax withholding of up to 30% on certain payments received from a Fund. Shareholders are advised to consult with their own tax advisers concerning the application of federal, state, local, and foreign taxes to an investment in a Fund.


                             PERFORMANCE INFORMATION

         TOTAL RETURN: Average annual total return quotations used in the Funds' advertising and promotional materials are calculated according to the following formula:

          P(1 + T) to the nth power = ERV

          where P equals a hypothetical initial payment of $1000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

          Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or AT" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial


                                                                       Page B-25
amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.


         Average annual total returns for the one year period ended March 31, 1998 and for the period from inception on March 31, 1997 through that date were as follows: Total Return Bond Fund -- 13.71%, 13.71%; Low Duration Bond Fund -- 8.71%, 8.71%.


          YIELD: Annualized yield quotations used in a Fund's advertising and promotional materials are calculated by dividing the Fund's income for a specified 30-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

          YIELD = 2 [ (a-b + 1) to the 6th power - 1]
                            ---
                            cd

         where a equals dividends and interest earned during the period; b equals expenses accrued for the period, net of reimbursements; c equals the average daily number of shares outstanding during the period that are entitled to receive dividends; and d equals the maximum offering price per share on the last day of the period.

         Except as noted below, in determining net investment income earned during the period ("a" in the above formula), a Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360; and (3) multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.


         Yield for the Total Return Bond Fund for the 30-day period ended March 31, 1998 was 6.86% and for the Low Duration Bond Fund was 6.31%.


         For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

         OTHER INFORMATION: Each Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in a Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials a Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money magazine, Forbes, Business Week, Financial World and Barron's.

                       GENERAL INFORMATION ABOUT THE TRUST

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in each Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional classes of shares which differ from each other only as to dividends. Each of such classes has or will have a designation including the word "Series." Income and operating expenses not specifically attributable to a particular Fund are allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

         The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Declaration of


                                                                       Page B-26

Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

         The Trust's custodian is responsible for holding the Funds' assets and acts as the Trust's accounting services agent. Subcustodians provide custodial services for assets of the Trust held outside the U.S. The Trust's independent accountants examine the Trust's financial statements and assist in the preparation of certain reports to the Securities and Exchange Commission.

                             ADDITIONAL INFORMATION

LEGAL OPINION

         The validity of the shares offered by the Prospectus will be passed upon by Paul, Hastings, Janofsky & Walker LLP, 345 California Street, San Francisco, California 94104.

AUDITORS

         The annual financial statements of the Funds will be audited by Deloitte & Touche LLP, independent public accountant for the Funds.

LICENSE TO USE NAME

         Metropolitan West Securities, Inc. has granted the Trust and each Fund the right to use the designation "Metropolitan West" in its name, and has reserved the right to withdraw its consent to the use of such designation under certain conditions, including the termination of the Adviser as the Funds' investment adviser. Metropolitan West also has reserved the right to license others to use this designation, including any other investment company.

OTHER INFORMATION

         The Prospectus and this Statement of Additional Information, together, do not contain all of the information set forth in the Registration Statement of Metropolitan West Funds filed with the Securities and Exchange Commission. Certain information is omitted in accordance with rules and regulations of the Commission. The Registration Statement may be inspected at the Public Reference Room of the Commission at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates.


                              FINANCIAL STATEMENTS



         Audited financial statements and the accompanying and incorporated by reference Auditors' Report for the fiscal year ended March 31, 1998 for the TOTAL RETURN BOND FUND and the LOW DURATION BOND FUND, as contained in the Annual Report to Shareholders for the fiscal year ended March 31, 1998, are incorporated herein by reference to that report.




                                                                       Page B-27

             ----------------------------------------------------

                                    PART C

                              OTHER INFORMATION


             ---------------------------------------------------

                            METROPOLITAN WEST FUNDS
                                --------------

                                   FORM N-1A
                                --------------

                                    PART C
                                   --------------

Item 24.  Financial Statements and Exhibits

          (a)    Financial Statements:

          Included in Part A:

                 Financial Highlights for TOTAL RETURN
                 BOND FUND and LOW DURATION BOND FUND for the fiscal year ended March 31, 1998.

          Included in the 1998 Annual Report to Shareholders:

                 Annual Report for TOTAL RETURN BOND FUND and LOW DURATION BOND FUND

                 (i)     Schedules of Portfolio Investments at March 31, 1998;
                 (ii)    Statements of Assets and Liabilities at March 31, 1998;
                 (iii)   Statements of Operations for the year ended March 31, 1998;
                 (iv)    Statements of Changes in Net Assets for the year ended March 31, 1998;
                 (v)     Financial Highlights for the year ended March 31, 1998;
                 (vi)    Notes to Financial Statements for the year ended March 31, 1998; and
                 (vii)   Independent Auditors' Report dated May 13, 1998.

          (b)   Exhibits:

                (1)       Agreement and Declaration of Trust (filed as part of the Registration Statement on Form N-1A filed on December 24, 1996 [the "Registration Statement"]).

                (2)       By-Laws (filed as part of the Registration Statement).

                (3)       Voting Trust Agreement - Not applicable.

                (4)       Specimen Share Certificate - Not applicable.

                (5)       Investment Management Agreement, as amended -- Filed herewith.

                (6)       Form of Underwriting Agreement (incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed on March 28, 1997 ["Pre-Effective Amendment No. 2"]).

                (7)       Benefit Plan(s) - Not applicable.

                (8)(A)    Form of Custody Agreement (incorporated by reference to Pre-Effective Amendment No. 2).

                (8)(B)    Form of Custody Administration and Agency Agreement (incorporated by reference to Pre-Effective
                          Amendment No. 2).

                (9)(A)    Form of Administration Agreement (incorporated by reference to Pre-Effective Amendment No. 2).

                (9)(B)    Form of Accounting Services Agreement (incorporated by reference to Pre-Effective Amendment No. 2).



                (9)(C)    Form of Transfer Agent Services Agreement (incorporated by reference to Pre-Effective
                          Amendment No. 2).

                (10)(A)   For TOTAL RETURN BOND FUND and LOW DURATION BOND FUND:  Consent and Opinion of
                          Counsel as to legality of shares (incorporated by reference to Pre-Effective Amendment No. 1 to the
                          Registration Statement filed on March 18, 1997 ["Pre-Effective Amendment No. 1"]).

                (10)(B)   For ALPHATRAK 500 FUND:  Consent and Opinion of Counsel as to legality of shares -- Filed herewith.

                (11)      Consent of Independent Public Accountants -- Filed herewith.

                (12)      Financial Statements omitted from Item 23 - Not applicable.

                (13)      Form of Subscription Agreement (incorporated by reference to Pre-Effective Amendment No. 2).

                (14)      Model Retirement Plan Documents - Not applicable.

                (15)      Share Marketing Plan (Rule 12b-1 Plan), as amended -- Filed herewith.

                (16)      Performance Computation - Not Applicable.

                (27)      Financial Data Schedules -- Filed herewith.


Item 25.  Persons Controlled by or Under Common Control with Registrant.


         Metropolitan West Asset Management, LLC, a California limited liability company, is the investment adviser for each series of the Registrant (the "Adviser"). Metropolitan West Securities, Inc., a California corporation ("MWS"), is a member of the Adviser. Also members of the Adviser are Scott B. Dubchansky, Tad Rivelle and Laird R. Landmann.

         Persons holding more than a five percent beneficial interest in MWS include Paul C. Chow, Terry M. Crow, Edward E. Curiel, Thomas W. Hayes, Richard
S. Hollander, Russell S. Gould and Roland R. Moos. MWS is registered with the Securities and Exchange Commission as an investment adviser and a broker-dealer.


Item 26.  Number of Holders of Securities


                                                                    NUMBER OF RECORD HOLDERS
      TITLE OF CLASS                                                     AS OF MAY 31, 1998
      --------------                                               -------------------------

      Shares of Beneficial Interest par value $0.001 of:

      TOTAL RETURN BOND FUND                                                        62
      LOW DURATION BOND FUND                                                        86



Item 27.  Indemnification

         Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

         Article VII of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is and other amounts or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser.


          Information about Scott B. Dubchansky, Tad Rivelle and Laird R. Landmann is set forth in Part B under "Management."



Item 29.  Principal Underwriter.


          (a) FPS Broker Services, Inc. ("FPSB"), in addition to acting as distributor for the Funds' shares, is the principal underwriter for the Registrant's securities and also currently acts as principal underwriter for the following investment companies or series thereof:

                           The Bjurman Funds
                           Focus Trust, Inc.
                           The Govett Funds, Inc.
                           IAA Trust Mutual Funds
                           Matthews International Funds
                           McM Funds
                           Polynous Growth Fund
                           Smith Breeden Series Fund
                           Smith Breeden Short Duration U.S. Government Fund Smith Breeden Trust
                           The Sports Fund Trust
                           The Stratton Funds, Inc.
                           Stratton Growth Fund, Inc.
                           Stratton Monthly Dividend Shares, Inc.
                           Stratton Small Cap Yield Fund
                           Trainer, Wortham First Mutual Funds

          (b) The following information is furnished with respect to the officers of FPSB:



NAME AND PRINCIPAL                           POSITION AND OFFICES WITH             POSITIONS AND OFFICES
BUSINESS ADDRESS                             UNDERWRITER                              WITH REGISTRANT
----------------                             -------------------------              --------------------
Kenneth J. Kempf                             Director and President                        None
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA  19406-0903

Lynne M. Cannon                              Vice President and Principal                  None
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA  19406-0903


Rocky C. Cavalieri                       Director and Vice President                   None
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA  19406-0903



Gerald J. Holland                        Director, Senior Vice                         None
3200 Horizon Drive                       President and Principal
P.O. Box 61503
King of Prussia, PA  19406-0903

Sandra L. Adams                          Assistant Vice President and                  None
3200 Horizon Drive                       Principal
P.O. Box 61503
King of Prussia, PA  19406-0903

Mary P. Efstration                       Secretary                                     None
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA  19406-0903

John H. Leven                            Treasurer                                     None
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA  19406-0903

Bruno DiStefano                          Principal                                     None
3200 Horizon Drive
P.O. Box 61503
King of Prussia, PA  19406-0903


FPSB is wholly owned by FinDaSub, Inc. Mr. James W. Stratton is a control person of FinDaSub, Inc. and may therefore be considered to be a control person of the underwriter. Mr. Stratton is Chairman of Stratton Management Company, a registered investment adviser, with its principal place of business located at Plymouth Meeting Executive Campus, 610 West Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462.


Item 30. Location of Accounts and Records.


         The accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 will be kept by the Registrant's Transfer Agent, First Data Investor Services Group, Inc., 3200 Horizon Drive, King Prussia, PA 19406-0903 except those records relating to portfolio transactions and the basic organizational and Trust documents of the Registrant (see Subsections (2)(iii), (4), (5), (6), (7), (9), (10) and (11) of
Rule 31a-1(b)), which will be kept by the Registrant at 10880 Wilshire Boulevard, Suite 2020, Los Angeles, California 90024


Item 31. Management Services.

         There are no management-related service contracts not discussed in Parts A and B.

Item 32. Undertakings.


         Registrant has undertaken to comply with Section 16(a) of the Investment Company Act of 1940, as amended, which requires the prompt convening of a meeting of shareholders to elect trustees to fill existing vacancies in the Registrant's Board of Trustees in the event that less than a majority of the Trustees have been elected to such position by shareholders. Registrant has also undertaken promptly to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and that Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California on the 26th day of June, 1998.



                           Metropolitan West Funds



                           By:   /s/ Scott B. Dubchansky*
                                 ----------------------------------

                                 Scott B. Dubchansky
                                 Chairman of the Board of Trustees,
                                 President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


/s/ Scott B. Dubchansky*           Chairman of the Board of Trustees,                June 26, 1998
------------------------           President and Principal Executive Officer
Scott B. Dubchansky


/s/ Richard Schweitzer*            Principal Treasurer and                           June 26, 1998
-----------------------            Accounting and Financial Officer
Richard Schweitzer


/s/ Keith T. Holmes*               Trustee                                           June 26, 1998
--------------------
Keith T. Holmes


/s/ Martin Luther King III*        Trustee                                           June 26, 1998
---------------------------
Martin Luther King III


/s/ Daniel D. Villanueva*          Trustee                                           June 26, 1998
-------------------------
Daniel D. Villanueva


/s/ James M. Lippman*              Trustee                                           June 26, 1998
--------------------
James M. Lippman


*by /s/ David A. Hearth
------------------------
    David A. Hearth, Attorney-in-Fact
    pursuant to Power of Attorney
    previously filed


                                Exhibit(s) Index


Exhibit No.       Document
-----------       --------


(5)               Investment Management Agreement, as amended.

(10)(B) For ALPHATRAK 500 FUND: Consent and Opinion of Counsel as to the legality of shares.

(11)              Independent Auditors' Consent

(15)              Share Marketing Plan (Rule 12b-1 Plan), as amended.

(27)              Financial Data Schedules






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